UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                   FORM N-CSR

                                   ----------

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  INVESTMENT COMPANY ACT FILE NUMBER 811-06400

                         THE ADVISORS' INNER CIRCLE FUND
               (Exact name of registrant as specified in charter)

                                   ----------

                               101 Federal Street
                                Boston, MA 02110
               (Address of principal executive offices) (Zip code)

                                 SEI Corporation
                            One Freedom Valley Drive
                                 Oaks, PA 19456
                     (Name and address of agent for service)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (877) 446-3863

                    DATE OF FISCAL YEAR END: OCTOBER 31, 2009

                   DATE OF REPORTING PERIOD: OCTOBER 31, 2009

ITEM 1. REPORTS TO STOCKHOLDERS.

                         THE ADVISORS' INNER CIRCLE FUND

THE RICE HALL JAMES FUNDS
ANNUAL REPORT                                                   OCTOBER 31, 2009

                        RICE HALL JAMES MID CAP PORTFOLIO
                       RICE HALL JAMES SMALL CAP PORTFOLIO
                       RICE HALL JAMES MICRO CAP PORTFOLIO

                                   (RHJ LOGO)

                               INVESTMENT ADVISER:
                        RICE HALL JAMES & ASSOCIATES, LLC

THE ADVISORS' INNER CIRCLE FUND                                 RHJ FUNDS
                                                                OCTOBER 31, 2009

                                TABLE OF CONTENTS

Shareholders' Letter ......................................................    1
Schedules of Investments
   Mid Cap Portfolio ......................................................    9
   Small Cap Portfolio ....................................................   12
Summary Schedule of Investments
   Micro Cap Portfolio ....................................................   15
Statements of Assets and Liabilities ......................................   18
Statements of Operations ..................................................   19
Statements of Changes in Net Assets
   Mid Cap Portfolio ......................................................   20
   Small Cap Portfolio ....................................................   21
   Micro Cap Portfolio ....................................................   22
Financial Highlights
   Mid Cap Portfolio ......................................................   23
   Small Cap Portfolio ....................................................   24
   Micro Cap Portfolio ....................................................   25
Notes to Financial Statements .............................................   26
Report of Independent Registered Public Accounting Firm ...................   35
Disclosure of Fund Expenses ...............................................   36
Trustees and Officers of The Advisors' Inner Circle Fund ..................   38
Notice to Shareholders ....................................................   46

The RHJ Funds file their complete schedules of fund holdings with the Security and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Funds' Forms N-Q are available on the Commission's website at http://www.sec.gov, and may be reviewed and copied at the Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to fund securities, as well as information relating to how a Fund voted proxies relating to fund securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 866-474-5669; and (ii) on the Commission's website at http://www.sec.gov.

THE ADVISORS' INNER CIRCLE FUND                                 RHJ FUNDS
                                                                OCTOBER 31, 2009

SHAREHOLDERS' LETTER

RHJ FUNDS ANNUAL REPORT

The reversal in course for the equity markets has been remarkable in the past year. Last November, we could not have predicted that just one year out, we would see double-digit returns in two of our three strategies on a one year trailing basis.

Much has happened since last fall. A new administration took over as uncertainty permeated, with headline news predicting Apocalypse-like scenarios, and the markets responding by falling further and further and finally bottoming on March 9th. And then, the markets took off. And they kept going.

Whether this is a new bull market or just a very long relief rally, it provides a much needed psychological boost following what was a very difficult six months for investors. Talk of emerging "green shoots" has been everywhere. It certainly provides a much needed reprieve from the dire mood as sentiment improved and suggested that we may have seen the worst in terms of the economic downturn. At least some of the cash on the sidelines returned to the markets as positive inflows were seen in equity mutual funds. Investors bought up beaten down stocks in companies leveraged to the economic cycle, betting that steps taken by government entities and regulators would save firms from going under and stabilize the economy.

A renewed appetite for risk was certainly apparent as investor confidence built, bolstered by hints of a thaw in the credit markets. We saw continued leadership from the more fragile segments of the economy -- stocks of companies at real risk of going out of business without sustained access to credit reversed course dramatically. In addition, as investors bought into the idea that stimulus measures would be effective and the economy was close to a bottom, they tripped over each other, scrambling to snap up cheap stocks leveraged to a cyclical recovery. With most indices now up 60%+ from the bottom, most everybody is asking themselves: "too much too soon"?

Expectations had been reset to such low levels that finding "good" numbers proved relatively easy in recent earnings reports. Market leadership was most evident in the smallest capitalization stocks, consistent with a low quality early cycle rally. This trend has remained in place since the March lows and has consistently surprised market observers calling for a shift in outperformance to higher quality issues. Exacerbating this trend, as the quarter progressed, was the support that has built for the view that the recession is now behind us and that the coming recovery will justify the remarkable expansion in valuations seen since the spring.

THE ADVISORS' INNER CIRCLE FUND                                 RHJ FUNDS
                                                                OCTOBER 31, 2009

We think that current market index valuations imply expectations of a rate of improvement in economic conditions that may be difficult to deliver. The market is pricing in a high level of confidence in these aggressive projections: a general sense of complacency seems to have set in. It is difficult to see how buying speculative issues at current levels could offer an appropriate risk/reward.

Interestingly, this rally has occurred in the face of widespread skepticism and with investors almost universally waiting for a correction. Those who believe the market has come too far too fast (and those who missed much of the early move off the bottom) are waiting for the "other shoe to drop". As a result, significant cash remains on the sidelines and funds that have been left behind by this rally are under pressure to put money to work.

We believe that the recent market environment and sentiment was similar to that experienced in 2003, and flies in the face of our preference at RHJ for investing in high quality growth companies with stable finances and prudent management. After way too many years of an extreme appetite for risk, in early 2006 the market started to once again price risk into valuations. Despite the recent run in more speculative, highly-leveraged names, we would be surprised to see earnings momentum develop as strongly as witnessed earlier this decade, hence we expect investors will soon return to rational buying and selling. We anticipate a gradual earnings recovery from the recent recessionary lows and believe our portfolios are well positioned to outperform in this environment. In a market so markedly influenced by emotion and sentiment rather than demonstrated fundamentals, we remain focused on identifying and investing in quality, well-run companies with stable and sustainable earnings growth. We strive to avoid paying up for rosy expectations. Our emphasis remains on buying unique growth companies that are underappreciated and which we expect to thrive across a range of economic outcomes.

RHJ MID CAP PORTFOLIO

                                         CALENDAR
AS OF OCTOBER 31, 2009        6 MONTHS      YTD     1 YEAR
----------------------        --------   --------   ------
RHJ MID CAP PORTFOLIO          18.46%     21.85%    15.89%
Russell Midcap Index           20.73%     26.79%    18.75%
Russell Midcap Growth Index    19.25%     31.62%    22.48%

For the year ended October 31, 2009, the RHJ Mid Cap Portfolio (the "Fund") posted a 15.89% return, underperforming the Russell Midcap Index, which returned 18.75%.

What disadvantaged the Fund the most during this year was our underweight to Consumer Discretionary. It was the worst performing sector last year but

THE ADVISORS' INNER CIRCLE FUND                                 RHJ FUNDS
                                                                OCTOBER 31, 2009

returned a whopping 32% during this period. In addition our stock selection within the sector lagged in the recovery with a 14% return. Stock selection also lagged with the Industrials sector which returned 10% compared to 16% for the index.

On a positive note, our continued underweight to Financials, helped the Fund. We also had very strong stock selection within Energy with a 30% return, 9% ahead of the index. Our overweight to Technology during the year was a strong positive as the Fund sector generated a 40% return, compared to 33% for the index.

RHJ SMALL CAP PORTFOLIO

                                         CALENDAR
AS OF OCTOBER 31, 2009        6 MONTHS      YTD     1 YEAR
----------------------        --------   --------   ------
RHJ SMALL CAP PORTFOLIO        14.67%     25.48%    16.08%
Russell 2000 Index             16.21%     14.12%     6.46%
Russell 2000 Growth Index      15.70%     20.15%    11.34%

The RHJ Small Cap Portfolio (the "Fund) was up 16.08% for the year ended October 31, 2009, significantly ahead of the Russell 2000 Index which posted a 6.46% return.

Stock selection was weakest during the period within Health Care with a -9% return, compared to 5% for the index.

This was more than offset by superior stock selection in the following areas: within Financials, our significant underweight combined with better stock selection was a strong positive during the period. Our Industrials holdings were up 12% compared to -2% for the Russell 2000 Index. Stock selection was also far better within Consumer Discretionary with a 47% return, compared to 28% for the index. Finally, the Fund's Energy names were up 25% compared to -6% for the index.

RHJ MICRO CAP PORTFOLIO

                                         CALENDAR
AS OF OCTOBER 31, 2009        6 MONTHS      YTD     1 YEAR
----------------------        --------   --------   ------
RHJ MICRO CAP PORTFOLIO        14.80%     16.46%     8.81%
Russell 2000 Index             16.21%     14.12%     6.46%
Russell Microcap Index         18.17%     16.22%     5.06%
Russell Microcap Growth
   Index                       20.59%     26.84%    15.48%

THE ADVISORS' INNER CIRCLE FUND                                 RHJ FUNDS
                                                                OCTOBER 31, 2009

The RHJ Micro Cap Portfolio (the "Fund") posted an 8.81% return for the year, ahead of the Russell 2000 Index which returned 6.46%.

After what was a very tough year for microcap stocks, the most recent rally actually favored the smallest names. Within this Fund, stock selection lagged in Industrials with a -10% return compared to -2% for the index. While our Materials holdings were up a whopping 42%, our underweight was a negative for the period.

On a positive note, our significant underweight to Financials also helped the Fund. Stock selection was very strong within Technology which returned 41% compared to 30% for the index. Finally, an overweight exposure to Consumer Discretionary during the period combined with a 30% return had a positive impact on the Fund.

INVESTMENT MANAGEMENT TEAM

The RHJ Funds

This represents the management's assessment of the Funds and the market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.

THE ADVISORS' INNER CIRCLE FUND                                 RHJ FUNDS
                                                                OCTOBER 31, 2009

DEFINITION OF COMPARATIVE INDICES

RUSSELL 2000 INDEX is an unmanaged index comprised of 2,000 stocks of U.S. companies with small market capitalization.

RUSSELL 2000 GROWTH INDEX measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.

RUSSELL MIDCAP INDEX is an unmanaged index comprised of 800 stocks of U.S. companies with mid-market capitalization.

RUSSELL MIDCAP GROWTH INDEX measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Value Index. The Russell 1000 Value Index measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

RUSSELL MICROCAP INDEX is an unmanaged index that consists of the smallest 1,000 securities in the small-cap Russell 2000 Index plus the next 1,000 securities.

RUSSELL MICROCAP GROWTH INDEX measures the performance of those Russell Microcap companies with higher price-to-book ratios and higher forecasted growth values.

THE ADVISORS' INNER CIRCLE FUND                            RHJ MID CAP PORTFOLIO

Growth of a $10,000 Investment

         AVERAGE ANNUAL TOTAL RETURN**
       FOR YEARS ENDED OCTOBER 31, 2009
----------------------------------------------
1 Year   3 Years   5 Years   Inception to Date
------   -------   -------   -----------------
15.89%   (4.75)%    2.79%          3.67%

                               (PERFORMANCE GRAPH)

             RHJ Mid    Russell Midcap      Russell
            Cap Index    Growth Index    Midcap Index
            ---------   --------------   ------------
7/30/2004*  10,000.00      10,000.00       10,000.00
     2004   10,530.00      10,593.00       10,655.00
     2005   11,852.00      12,278.00       12,583.00
     2006   13,986.00      14,060.00       14,773.00
     2007   16,747.00      16,833.00       17,024.00
     2008   10,429.00       9,654.00       10,100.00
     2009   12,086.00      11,824.00       11,994.00

Years ended on October 31st.

*    Commencement of operations.

** If the Adviser and/or Fund's service providers had not limited certain expenses, the Fund's total return would have been lower.

     THE PERFORMANCE DATA QUOTED HEREIN REPRESENTS PAST PERFORMANCE AND THE RETURN AND VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT, WHEN REDEEMED, MAY BE WORTH LESS THAN ITS ORIGINAL COST. PAST PERFORMANCE IS NO
        GUARANTEE OF FUTURE PERFORMANCE AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF THE FUTURE RESULTS OF THE FUND. THE FUND'S PERFORMANCE
     ASSUMES THE REINVESTMENT OF ALL DIVIDENDS AND ALL CAPITAL GAINS. INDEX RETURNS ASSUME REINVESTMENT OF DIVIDENDS AND, UNLIKE A FUND'S RETURNS, DO NOT REFLECT ANY FEES OR EXPENSES. IF SUCH FEES AND EXPENSES WERE INCLUDED
     IN THE INDEX RETURNS THE PERFORMANCE WOULD HAVE BEEN LOWER. PLEASE NOTE
             THAT ONE CANNOT INVEST DIRECTLY IN AN UNMANAGED INDEX.

   THERE ARE NO ASSURANCES THAT THE FUND WILL MEET ITS STATED OBJECTIVES. THE
       FUND'S HOLDINGS AND ALLOCATIONS ARE SUBJECT TO CHANGE BECAUSE IT IS
      ACTIVELY MANAGED AND SHOULD NOT BE CONSIDERED RECOMMENDATIONS TO BUY
                             INDIVIDUAL SECURITIES.

     RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER
        WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

                SEE DEFINITION OF COMPARATIVE INDICES ON PAGE 5.

THE ADVISORS' INNER CIRCLE FUND                          RHJ SMALL CAP PORTFOLIO

Growth of a $10,000 Investment

    AVERAGE ANNUAL TOTAL RETURN*
  FOR YEARS ENDED OCTOBER 31, 2009
-------------------------------------
1 Year   3 Years   5 Years   10 Years
------   -------   -------   --------
16.08%   (4.67)%    0.85%     5.34%

                               (PERFORMANCE GRAPH)

                                                     Russell
                     RHJ           Russell             2000
                  Small Cap          2000            Growth
                    Index           Index             Index
                  ---------        ---------        ---------
10/31/1999        10,000.00        10,000.00        10,000.00
      2000        13,910.00        11,741.00        11,616.00
      2001        14,057.00        10,250.00         7,957.00
      2002        12,080.00         9,064.00         6,241.00
      2003        15,414.00        12,994.00         9,146.00
      2004        16,129.00        14,518.00         9,652.00
      2005        17,583.00        16,272.00        10,705.00
      2006        19,421.00        19,523.00        12,532.00
      2007        23,170.00        21,334.00        14,628.00
      2008        14,493.00        14,046.00         9,089.00
      2009        16,823.00        14,953.00        10,119.00

Years ended on October 31st.

* If the Adviser and/or Fund's service providers had not limited certain expenses, the Fund's total return would have been lower.

     THE PERFORMANCE DATA QUOTED HEREIN REPRESENTS PAST PERFORMANCE AND THE RETURN AND VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT, WHEN REDEEMED, MAY BE WORTH LESS THAN ITS ORIGINAL COST. PAST PERFORMANCE IS NO
        GUARANTEE OF FUTURE PERFORMANCE AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF THE FUTURE RESULTS OF THE FUND. THE FUND'S PERFORMANCE
     ASSUMES THE REINVESTMENT OF ALL DIVIDENDS AND ALL CAPITAL GAINS. INDEX RETURNS ASSUME REINVESTMENT OF DIVIDENDS AND, UNLIKE A FUND'S RETURNS, DO NOT REFLECT ANY FEES OR EXPENSES. IF SUCH FEES AND EXPENSES WERE INCLUDED IN THE INDEX RETURNS, THE PERFORMANCE WOULD HAVE BEEN LOWER. PLEASE NOTE
             THAT ONE CANNOT INVEST DIRECTLY IN AN UNMANAGED INDEX.

   THERE ARE NO ASSURANCES THAT THE FUND WILL MEET ITS STATED OBJECTIVES. THE
       FUND'S HOLDINGS AND ALLOCATIONS ARE SUBJECT TO CHANGE BECAUSE IT IS
      ACTIVELY MANAGED AND SHOULD NOT BE CONSIDERED RECOMMENDATIONS TO BUY
                             INDIVIDUAL SECURITIES.

     RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER
        WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

                SEE DEFINITION OF COMPARATIVE INDICES ON PAGE 5.

THE ADVISORS' INNER CIRCLE FUND                          RHJ MICRO CAP PORTFOLIO

Growth of a $10,000 Investment

    AVERAGE ANNUAL TOTAL RETURN*
  FOR YEARS ENDED OCTOBER 31, 2009
-------------------------------------
1 Year   3 Years   5 Years   10 Years
------   -------   -------   --------
 8.81%   (10.38)%  (1.23)%    6.10%

                               (PERFORMANCE GRAPH)

             RHJ Micro   Russell 2000     Russell        Russell      Russell MicroCap
              Cap Fund   Growth Index   2000 Index   MicroCap Index**   Growth Index
             ---------   ------------   ----------   --------------   ----------------
10/31/1999   10,000.00     10,000.00     10,000.00
      2000   12,702.00     11,616.00     11,741.00      12,702.00         12,702.00
      2001   13,361.00      7,957.00     10,250.00      15,777.00         15,777.00
      2002   11,180.00      6,241.00      9,064.00      14,420.00         12,385.00
      2003   17,100.00      9,146.00     12,994.00      23,659.00         21,023.00
      2004   19,230.00      9,652.00     14,518.00      25,265.00         20,811.00
      2005   22,590.00     10,705.00     16,272.00      28,315.00         23,104.00
      2006   25,109.00     12,532.00     19,523.00      33,094.00         26,269.00
      2007   28,613.00     14,628.00     21,334.00      34,560.00         29,036.00
      2008   16,612.00      9,089.00     14,046.00      20,977.00         16,080.00
      2009   18,076.00     10,119.00     14,953.00      22,040.00         18,568.00

Years ended on October 31st.

* If the Adviser and/or Fund's service providers had not limited certain expenses, the Fund's total return would have been lower.

** The performance of the Russell Microcap Index reflects the reinvestment of dividends and capital gains but does not reflect the deduction of any investment management fees, other expenses or taxes. This is a new index that has been chosen as a secondary benchmark index because it does not yet have a long enough performance history to serve as the primary index. The Adviser believes, however, that the Russell Microcap Index is the most appropriate broad-based securities index to be used for comparative purposes given the investment strategy of the Fund.

     THE PERFORMANCE DATA QUOTED HEREIN REPRESENTS PAST PERFORMANCE AND THE RETURN AND VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT, WHEN REDEEMED, MAY BE WORTH LESS THAN ITS ORIGINAL COST. PAST PERFORMANCE IS NO
        GUARANTEE OF FUTURE PERFORMANCE AND SHOULD NOT BE CONSIDERED AS A REPRESENTATION OF THE FUTURE RESULTS OF THE FUND. THE FUND'S PERFORMANCE
     ASSUMES THE REINVESTMENT OF ALL DIVIDENDS AND ALL CAPITAL GAINS. INDEX RETURNS ASSUME REINVESTMENT OF DIVIDENDS AND, UNLIKE A FUND'S RETURNS, DO NOT REFLECT ANY FEES OR EXPENSES. IF SUCH FEES AND EXPENSES WERE INCLUDED IN THE INDEX RETURNS, THE PERFORMANCE WOULD HAVE BEEN LOWER. PLEASE NOTE
             THAT ONE CANNOT INVEST DIRECTLY IN AN UNMANAGED INDEX.

   THERE ARE NO ASSURANCES THAT THE FUND WILL MEET ITS STATED OBJECTIVES. THE
       FUND'S HOLDINGS AND ALLOCATIONS ARE SUBJECT TO CHANGE BECAUSE IT IS
      ACTIVELY MANAGED AND SHOULD NOT BE CONSIDERED RECOMMENDATIONS TO BUY
                             INDIVIDUAL SECURITIES.

     RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER
        WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

                SEE DEFINITION OF COMPARATIVE INDICES ON PAGE 5.

THE ADVISORS' INNER CIRCLE FUND                            RHJ MID CAP PORTFOLIO
                                                           OCTOBER 31, 2009

SECTOR WEIGHTINGS (UNAUDITED)+

                                  (BAR CHART)

Information Technology   27.0%
Industrials              18.7%
Health Care              11.7%
Energy                   10.1%
Financials                9.5%
Materials                 7.4%
Consumer Discretionary    6.9%
Cash Equivalents          6.5%
Utilities                 2.2%

+    Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK -- 94.5%

                                                             SHARES      VALUE
                                                            -------   -----------

CONSUMER DISCRETIONARY -- 12.5%
   Advance Auto Parts ...................................     9,140    $ 340,556
   Bally Technologies* ..................................    10,219      402,526
   DeVry ................................................     9,599      530,729
   GameStop, Cl A* ......................................    16,304      396,024
   Mattel ...............................................    23,075      436,810
   Urban Outfitters* ....................................    16,373      513,785
                                                                     -----------
                                                                       2,620,430
                                                                     -----------
ENERGY -- 9.8%
   Cameron International* ...............................    15,667      579,209
   Forest Oil* ..........................................    19,736      386,826
   Noble ................................................    19,234      783,593
   Range Resources ......................................     6,300      315,315
                                                                     -----------
                                                                       2,064,943
                                                                     -----------
FINANCIALS -- 8.2%
   City National ........................................    10,296      387,850
   Fidelity National Financial, Cl A ....................    19,103      259,228
   NYSE Euronext ........................................    20,690      534,837
   TD Ameritrade Holding* ...............................    27,355      527,951
                                                                     -----------
                                                                       1,709,866
                                                                     -----------
HEALTH CARE -- 13.1%
   Cephalon* ............................................     7,646      417,319
   Gen-Probe* ...........................................     5,051      210,728
   Inverness Medical Innovations* .......................    14,641      556,505
   Mednax* ..............................................    11,734      609,229
   Pharmaceutical Product Development ...................     9,869      212,677

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                            RHJ MID CAP PORTFOLIO
                                                           OCTOBER 31, 2009

COMMON STOCK - CONTINUED

                                                             SHARES      VALUE
                                                            -------   -----------

HEALTH CARE -- CONTINUED
   Quest Diagnostics ....................................     6,769  $   378,590
   Shire ADR ............................................     6,611      352,366
                                                                     -----------
                                                                       2,737,414
                                                                     -----------
INDUSTRIALS -- 16.6%
   Flowserve ............................................     6,517      640,035
   IDEX .................................................    22,355      635,553
   ITT ..................................................    12,625      640,087
   Jacobs Engineering Group* ............................     6,452      272,855
   Kansas City Southern* ................................    14,928      361,705
   Republic Services, Cl A ..............................    23,805      616,788
   Southwest Airlines ...................................    36,605      307,482
                                                                     -----------
                                                                       3,474,505
                                                                     -----------
INFORMATION TECHNOLOGY -- 24.0%
   Agilent Technologies* ................................    22,284      551,306
   Anixter International* ...............................     8,374      350,452
   Cognizant Technology Solutions, Cl A* ................    17,034      658,364
   F5 Networks* .........................................     9,117      409,262
   National Instruments .................................    16,210      432,807
   Nuance Communications* ...............................    42,403      555,903
   SAIC* ................................................    24,347      431,185
   Solera Holdings ......................................    19,520      628,935
   Western Union ........................................    33,035      600,246
   Zebra Technologies, Cl A* ............................    16,194      404,850
                                                                     -----------
                                                                       5,023,310
                                                                     -----------
MATERIALS -- 8.1%
   Air Products & Chemicals .............................     8,106      625,216
   Allegheny Technologies ...............................     9,620      296,873
   Nucor ................................................     9,880      393,718
   Pactiv* ..............................................    16,319      376,806
                                                                     -----------
                                                                       1,692,613
                                                                     -----------
UTILITIES -- 2.2%
   Covanta Holding* .....................................    27,017      464,152
                                                                     -----------
   Total Common Stock
      (Cost $19,180,352) ................................             19,787,233
                                                                     -----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                            RHJ MID CAP PORTFOLIO
                                                           OCTOBER 31, 2009

SHORT-TERM INVESTMENTS -- 5.0%

                                                             SHARES      VALUE
                                                            -------   -----------


CASH EQUIVALENTS (A) -- 5.0%
   HighMark Diversified Money Market Fund,
      Fiduciary Class, 0.380% ...........................   855,808   $   855,808
   HighMark U.S. Government Money Market Fund,
      Fiduciary Class, 0.150% ...........................   196,400       196,400
                                                                      -----------
   Total Short-Term Investments
      (Cost $1,052,208)                                                 1,052,208
                                                                      -----------
   Total Investments -- 99.5%
      (Cost $20,232,560)                                              $20,839,441
                                                                      ===========

      Percentages are based on Net Assets of $20,933,782.

*    Non-income producing security.

(A)  The rate reported is the 7-day effective yield as of October 31, 2009.

ADR  American Depositary Receipt

Cl   Class

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                          RHJ SMALL CAP PORTFOLIO
                                                         OCTOBER 31, 2009

SECTOR WEIGHTINGS (UNAUDITED)+

                                   (BAR CHART)

Industrials                27.6%
Information Technology     25.8%
Consumer Discretionary     14.9%
Health Care                14.4%
Financials                  4.4%
Materials                   3.8%
Energy                      3.8%
Consumer Staples            3.0%
Cash Equivalents            2.3%

+    Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK -- 94.6%**

                                                        SHARES          VALUE
                                                     -----------   -------------
CONSUMER DISCRETIONARY -- 15.2%
   Bebe Stores ...................................        61,000   $     381,860
   CKE Restaurants ...............................        81,200         710,500
   Fossil* .......................................        37,100         991,683
   Iconix Brand Group* ...........................        78,000         909,480
   K12* ..........................................        26,100         418,644
   Lululemon Athletica* ..........................        37,800         949,536
   O'Reilly Automotive* ..........................        24,200         902,176
   Tupperware Brands .............................        20,500         922,910
                                                                   -------------
                                                                       6,186,789
                                                                   -------------
CONSUMER STAPLES -- 4.7%
   Darling International* ........................       113,100         786,045
   Hain Celestial Group* .........................        41,500         727,910
   United Natural Foods* .........................        16,127         388,822
                                                                   -------------
                                                                       1,902,777
                                                                   -------------
ENERGY -- 4.9%
   Arena Resources* ..............................        30,700       1,143,882
   Clean Energy Fuels* ...........................        72,800         844,480
                                                                   -------------
                                                                       1,988,362
                                                                   -------------
FINANCIALS -- 3.3%
   FirstMerit ....................................        33,300         631,035
   Signature Bank* ...............................        22,500         710,100
                                                                   -------------
                                                                       1,341,135
                                                                   -------------
HEALTH CARE -- 15.6%
   Amedisys* .....................................        16,900         672,451
   Analogic ......................................        10,800         403,272

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                          RHJ SMALL CAP PORTFOLIO
                                                         OCTOBER 31, 2009

COMMON STOCK - CONTINUED

                                                        SHARES          VALUE
                                                     -----------   -------------
HEALTH CARE -- CONTINUED
   Emergency Medical Services, Cl A* .............        20,600   $     989,212
   Genoptix* .....................................        27,100         942,809
   Haemonetics* ..................................        17,200         885,800
   PerkinElmer ...................................        38,800         722,068
   Perrigo .......................................        22,600         840,494
   Phase Forward* ................................        28,700         376,257
   Psychiatric Solutions* ........................        25,500         526,320
                                                                   -------------
                                                                       6,358,683
                                                                   -------------
INDUSTRIALS -- 25.3%
   Actuant, Cl A .................................        34,800         543,228
   Allegiant Travel, Cl A* .......................        14,300         539,253
   Bucyrus International, Cl A ...................        17,200         764,024
   CBIZ* .........................................        91,500         644,160
   Colfax* .......................................        63,200         687,616
   Copart* .......................................        16,300         524,371
   EnerSys* ......................................        44,300         979,030
   Forward Air ...................................        19,700         420,398
   Harsco ........................................        17,700         557,373
   Hexcel* .......................................        51,200         563,200
   Insituform Technologies, Cl A* ................        51,300       1,087,560
   Kirby* ........................................        18,700         632,060
   Marten Transport* .............................        46,600         817,364
   Wabtec ........................................        22,800         838,128
   Watsco ........................................        13,900         711,958
                                                                   -------------
                                                                      10,309,723
                                                                   -------------
INFORMATION TECHNOLOGY -- 20.8%
   Ariba* ........................................        52,123         616,094
   Aspen Technology* .............................        63,000         661,500
   Blackboard* ...................................        15,800         560,426
   CACI International, Cl A* .....................        17,600         838,112
   Cybersource* ..................................        64,100       1,049,958
   Euronet Worldwide* ............................        40,400         955,460
   FEI* ..........................................        38,500         916,685
   Intermec* .....................................        49,500         609,840
   IPG Photonics* ................................        34,300         468,538
   Polycom* ......................................        20,500         440,135
   Take-Two Interactive Software* ................        88,500         970,845

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                          RHJ SMALL CAP PORTFOLIO
                                                         OCTOBER 31, 2009

COMMON STOCK - CONTINUED

                                                        SHARES          VALUE
                                                     -----------   -------------
INFORMATION TECHNOLOGY -- CONTINUED
   TriQuint Semiconductor* .......................        73,200   $     394,548
                                                                   -------------
                                                                       8,482,141
                                                                   -------------
MATERIALS -- 2.9%
   Intrepid Potash* ..............................        26,700         687,792
   Schweitzer-Mauduit International ..............         9,700         501,005
                                                                   -------------
                                                                       1,188,797
                                                                   -------------
TELECOMMUNICATION SERVICES -- 1.9%
   Neutral Tandem* ...............................        37,200         784,548
                                                                   -------------
   Total Common Stock
      (Cost $36,421,221) .........................                    38,542,955
                                                                   -------------
SHORT-TERM INVESTMENTS -- 4.8%
CASH EQUIVALENTS (A) -- 4.8%
   HighMark Diversified Money Market Fund,
      Fiduciary Class, 0.380% ....................     1,664,513       1,664,513
   HighMark U.S. Government Money Market Fund,
      Fiduciary Class, 0.150% ....................       299,861         299,861
                                                                   -------------
   Total Short-Term Investments
      (Cost $1,964,374) ..........................                     1,964,374
                                                                   -------------
   Total Investments -- 99.4%
      (Cost $38,385,595) .........................                 $  40,507,329
                                                                   =============

     Percentages are based on Net Assets of $40,733,427.

*    Non-income producing security.

** More narrow industries are utilized for compliance purposes, whereas broad sectors are utilized for reporting purposes.

(A)  The rate reported is the 7-day effective yield as of October 31, 2009.

Cl   Class

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                          RHJ MICRO CAP PORTFOLIO
                                                         OCTOBER 31, 2009

SECTOR WEIGHTINGS (UNAUDITED)+

                                  (BAR CHART)

Information Technology          25.2%
Health Care                     20.2%
Industrials                     19.8%
Consumer Discretionary          16.7%
Energy                           7.4%
Consumer Staples                 4.1%
Cash Equivalent                  3.0%
Financials                       2.3%
Telecommunication Services       1.3%

+    Percentages are based on total investments.

SUMMARY SCHEDULE OF INVESTMENTS
COMMON STOCK -- 97.5%

                                           % OF
                                        NET ASSETS    SHARES      VALUE
                                        ----------   -------   -----------
CONSUMER DISCRETIONARY -- 16.8%
   Arbitron ..........................     2.6%      130,000   $ 2,818,400
   Dolan Media* ......................     2.0       182,100     2,174,274
   Fuel Systems Solutions* ...........     1.5        50,300     1,646,822
   Lincoln Educational Services* .....     1.0        54,000     1,070,280
   Lumber Liquidators* ...............     1.2        62,300     1,323,875
   Monro Muffler .....................     1.1        40,500     1,255,095
   Peet's Coffee & Tea* ..............     2.0        62,900     2,138,600
   Shutterfly* .......................     1.4       110,900     1,563,690
   Westport Innovations* .............     1.8       196,500     1,921,770
   Other Securities ..................     2.2                   2,325,882
                                                               -----------
                                                                18,238,688
                                                               -----------
CONSUMER STAPLES -- 4.1%
   Chiquita Brands International* ....     1.4        91,500     1,481,385
   Spartan Stores ....................     1.3       101,000     1,430,160
   Other Securities ..................     1.4                   1,566,898
                                                               -----------
                                                                 4,478,443
                                                               -----------
ENERGY -- 7.5%
   Brigham Exploration* ..............     2.7       305,300     2,900,350
   Gulfport Energy* ..................     1.2       164,900     1,258,187
   Rex Energy* .......................     1.7       226,451     1,831,988
   Other Securities ..................     1.9                   2,109,852
                                                               -----------
                                                                 8,100,377
                                                               -----------
FINANCIALS -- 2.3%
   First Financial Bancorp ...........     1.2       104,051     1,319,367
   Other Securities ..................     1.1                   1,217,473
                                                               -----------
                                                                 2,536,840
                                                               -----------

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                          RHJ MICRO CAP PORTFOLIO
                                                         OCTOBER 31, 2009

COMMON STOCK - CONTINUED

                                           % OF
                                        NET ASSETS    SHARES      VALUE
                                        ----------   -------   -----------
HEALTH CARE -- 20.3%
   Abaxis* ...........................     1.1%       50,300   $ 1,147,846
   Air Methods* ......................     1.0        35,600     1,087,224
   Almost Family* ....................     1.2        42,700     1,295,945
   Angiodynamics* ....................     1.7       124,500     1,879,950
   Assisted Living Concepts* .........     1.0        54,500     1,129,240
   Endologix* ........................     1.0       230,100     1,095,276
   Greatbatch* .......................     1.2        64,700     1,272,649
   Hanger Orthopedic Group* ..........     2.2       173,000     2,394,320
   IRIS International* ...............     1.2       132,394     1,342,475
   Merit Medical Systems* ............     1.5        92,900     1,577,442
   Omnicell* .........................     1.2       135,700     1,335,288
   Providence Service* ...............     1.5       129,800     1,617,308
   Other Securities ..................     4.5                   4,872,068
                                                               -----------
                                                                22,047,031
                                                               -----------
INDUSTRIALS -- 21.3%
   Aegean Marine Petroleum Network ...     2.7       126,738     2,978,343
   FreightCar America ................     1.6        72,500     1,709,550
   GeoEye* ...........................     1.7        73,381     1,861,676
   Healthcare Services Group .........     1.3        71,750     1,417,062
   Insituform Technologies* ..........     2.3       120,100     2,546,120
   Lime Energy* ......................     1.0       173,609     1,102,417
   Polypore International* ...........     1.0        97,093     1,064,139
   Standard Parking* .................     1.3        82,360     1,449,536
   USA Truck* ........................     1.0        99,100     1,112,893
   Other Securities ..................     7.4                   7,835,335
                                                               -----------
                                                                23,077,071
                                                               -----------
INFORMATION TECHNOLOGY -- 24.0%
   Advanced Analogic Technologies* ...     1.2       401,700     1,265,355
   Airvana* ..........................     1.3       228,800     1,397,968
   Anadigics* ........................     1.1       368,400     1,182,564
   Anaren* ...........................     1.0        75,200     1,099,424
   Art Technology Group* .............     1.8       473,400     1,950,408
   HMS Holdings* .....................     1.7        44,300     1,901,799
   JDA Software Group* ...............     1.2        65,100     1,291,584
   Kenexa* ...........................     1.1        92,000     1,159,200
   MIPS Technologies* ................     1.2       321,900     1,271,505
   Seachange International* ..........     1.2       196,783     1,332,221
   Smith Micro Software* .............     1.3       161,772     1,468,890

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                          RHJ MICRO CAP PORTFOLIO
                                                         OCTOBER 31, 2009

COMMON STOCK - CONTINUED

                                                      % OF
                                                   NET ASSETS     SHARES        VALUE
                                                   ----------   ---------   ------------
INFORMATION TECHNOLOGY -- CONTINUED
   Stratasys* ...................................      1.0%        68,300   $  1,077,774
   support.com* .................................      1.0        440,000      1,056,000
   Other Securities .............................      7.9                     8,599,410
                                                                            ------------
                                                                              26,054,102
                                                                            ------------
TELECOMMUNICATION SERVICES -- 1.2%
   Neutral Tandem* ..............................      1.2         63,700      1,343,433
                                                                            ------------
   Total Common Stock
      (Cost $98,838,484) ........................                            105,875,985
                                                                            ------------
SHORT-TERM INVESTMENTS -- 3.0%
CASH EQUIVALENT -- 3.0%
   HighMark Diversified Money Market Fund,
      Fiduciary Class, 0.380% (A)
      (Cost $3,252,550) .........................      3.0      3,252,550      3,252,550
                                                                            ------------
   Total Investments -- 100.5%
      (Cost $102,091,034) .......................                           $109,128,535
                                                                            ============

     Percentages are based on Net Assets of $108,612,886.

*    Non-income producing security.

(A)  The rate reported is the 7-day effective yield as of October, 31, 2009.

The Summary Schedule of Investments does not reflect the complete portfolio holdings. It includes the Fund's 50 largest holdings and each investment of any issuer that exceeds 1% of the Fund's net assets. "Other Securities" represent all issues not required to be disclosed under the rules adopted by the U.S. Securities and Exchange Commission ("SEC"). Footnotes above may apply to securities that are included in "Other Securities". For further detail, the complete schedule of portfolio holdings is available (i) without charge, upon request, by calling (800) 342-5734; and (ii) on the SEC's website at http://www.sec.gov.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                 RHJ FUNDS
                                                                OCTOBER 31, 2009

STATEMENTS OF ASSETS AND LIABILITIES

                                                             MID CAP      SMALL CAP      MICRO CAP
                                                            PORTFOLIO     PORTFOLIO      PORTFOLIO
                                                           -----------   -----------   ------------
ASSETS:
Investments at Value
   (Cost $20,232,560, $38,385,595 and
   $102,091,034 respectively) ..........................   $20,839,441   $40,507,329   $109,128,535
Receivable for Capital Shares Sold .....................       120,797           921         23,354
Prepaid Expenses .......................................         8,063         8,331          7,879
Dividends Receivable ...................................         7,612        11,756         24,147
Receivable for Investment Securities Sold ..............            --       275,856      2,870,594
                                                           -----------   -----------   ------------
   TOTAL ASSETS ........................................    20,975,913    40,804,193    112,054,509
                                                           -----------   -----------   ------------
LIABILITIES:
Payable for Capital Shares Redeemed ....................        13,994         7,226         59,916
Payable Due to Investment Advisor ......................         7,308        30,160         76,899
Payable Due to Administrator ...........................         3,625         7,021         19,080
Payable Due to Trustees ................................           673         1,295          3,586
Chief Compliance Officer Fees Payable ..................           597         1,147          3,176
Payable for Investment Securities Purchased ............            --            --      3,167,873
Other Accrued Expenses .................................        15,934        23,917        111,093
                                                           -----------   -----------   ------------
   TOTAL LIABILITIES ...................................        42,131        70,766      3,441,623
                                                           -----------   -----------   ------------
NET ASSETS .............................................   $20,933,782   $40,733,427   $108,612,886
                                                           ===========   ===========   ============
NET ASSETS CONSIST OF:
Paid-in Capital ........................................   $27,731,381   $46,875,635   $148,258,507
Accumulated Net Realized Loss on Investments ...........    (7,404,480)   (8,263,942)   (46,683,122)
Net Unrealized Appreciation on Investments .............       606,881     2,121,734      7,037,501
                                                           -----------   -----------   ------------
NET ASSETS .............................................   $20,933,782   $40,733,427   $108,612,886
                                                           ===========   ===========   ============
INSTITUTIONAL CLASS SHARES:
   Outstanding Shares of Beneficial Interest
      (unlimited authorization -- no par value) ........           n/a     4,780,396      8,974,621
                                                           ===========   ===========   ============
INVESTOR CLASS SHARES:
   Outstanding Shares of Beneficial Interest
      (unlimited authorization -- no par value) ........     1,965,828           n/a            n/a
                                                           ===========   ===========   ============
NET ASSET VALUE,
   Per Share -- Institutional Class ....................           n/a   $      8.52   $      12.10*
                                                           ===========   ===========   ============
NET ASSET VALUE,
   Per Share -- Investor Class .........................   $     10.65           n/a            n/a
                                                           ===========   ===========   ============

* Redemption price per share may be less if shares are redeemed less than 90 days from date of purchase. See Note 2.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                               RHJ FUNDS
                                                              FOR THE YEAR ENDED
                                                              OCTOBER 31, 2009

STATEMENTS OF OPERATIONS

                                                             MID CAP      SMALL CAP      MICRO CAP
                                                            PORTFOLIO     PORTFOLIO      PORTFOLIO
                                                           -----------   -----------   ------------

INVESTMENT INCOME
Dividends ..............................................   $   192,444   $   183,238   $    359,079
                                                           -----------   -----------   ------------
   TOTAL INCOME ........................................       192,444       183,238        359,079
                                                           -----------   -----------   ------------
EXPENSES
Investment Advisory Fees ...............................       185,906       277,002        748,941
Distribution Fees ......................................        51,641            --             --
Shareholder Servicing Fees .............................            --        10,883        302,190
Administration Fees ....................................        46,948        77,789        225,103
Trustees' Fees .........................................         3,018         4,971         14,616
Chief Compliance Officer Fees ..........................         1,994         3,367          9,794
Transfer Agent Fees ....................................        38,289        44,812         79,528
Registration and Filing Fees ...........................        16,948        19,104         20,632
Printing Fees ..........................................         8,982        15,318         43,747
Legal Fees .............................................         7,336        12,277         37,713
Audit Fees .............................................         6,709        12,592         35,087
Custodian Fees .........................................         6,251         6,001          4,699
Other Expenses .........................................         7,782         5,925         14,904
                                                           -----------   -----------   ------------
   EXPENSES BEFORE EXPENSE WAIVER
      AND FEES PAID INDIRECTLY .........................       381,804       490,041      1,536,954
                                                           -----------   -----------   ------------
Less:
Waiver of Investment Advisory Fees .....................       (92,372)      (17,396)       (64,072)
Fees Paid Indirectly(1) ................................          (273)       (7,024)          (513)
                                                           -----------   -----------   ------------
   NET EXPENSES AFTER EXPENSE WAIVER
      AND FEES PAID INDIRECTLY .........................       289,159       465,621      1,472,369
                                                           -----------   -----------   ------------
NET INVESTMENT LOSS ....................................       (96,715)     (282,383)    (1,113,290)
                                                           -----------   -----------   ------------
NET REALIZED LOSS ON INVESTMENTS .......................    (5,606,770)   (4,572,357)   (15,991,534)
NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION) ON INVESTMENTS .......................     8,877,150    10,105,006     26,710,878
                                                           -----------   -----------   ------------
TOTAL NET REALIZED AND UNREALIZED
   GAIN ON INVESTMENTS .................................     3,270,380     5,532,649     10,719,344
                                                           -----------   -----------   ------------
NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS ...........................   $ 3,173,665   $ 5,250,266   $  9,606,054
                                                           ===========   ===========   ============

(1)  See Note 4 in Notes to Financial Statements.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                            RHJ MID CAP PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

                                                            YEAR ENDED     YEAR ENDED
                                                            OCTOBER 31,    OCTOBER 31,
                                                               2009           2008
                                                           ------------   ------------
OPERATIONS:
   Net Investment Loss .................................   $    (96,715)  $    (67,786)
   Net Realized Loss on Investments ....................     (5,606,770)    (1,797,710)
   Net Change in Unrealized Appreciation
      (Depreciation) on Investments ....................      8,877,150    (10,645,715)
                                                           ------------   ------------
   NET INCREASE (DECREASE) IN NET ASSETS
      RESULTING FROM OPERATIONS ........................      3,173,665    (12,511,211)
                                                           ------------   ------------
DIVIDENDS AND DISTRIBUTIONS:
   Net Realized Gain ...................................             --     (1,154,629)
   Return of Capital ...................................             --           (316)
                                                           ------------   ------------
   TOTAL DIVIDENDS AND DISTRIBUTIONS ...................             --     (1,154,945)
                                                           ------------   ------------
CAPITAL SHARE TRANSACTIONS:
   Issued ..............................................      4,451,489     14,031,057
   Reinvestment of Distributions .......................             --      1,154,796
   Redeemed ............................................     (9,259,764)    (4,900,380)
                                                           ------------   ------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM
      CAPITAL SHARE TRANSACTIONS .......................     (4,808,275)    10,285,473
                                                           ------------   ------------
   TOTAL DECREASE IN NET ASSETS ........................     (1,634,610)    (3,380,683)
NET ASSETS:
   Beginning of Year ...................................     22,568,392     25,949,075
                                                           ------------   ------------
   End of Year .........................................   $ 20,933,782   $ 22,568,392
                                                           ============   ============
   Undistributed Net Investment Income .................   $         --   $         --
                                                           ============   ============
SHARES ISSUED AND REDEEMED:
   Issued ..............................................        513,674      1,086,072
   Reinvestment of Distributions .......................             --         80,811
   Redeemed ............................................     (1,003,937)      (391,843)
                                                           ------------   ------------
   NET INCREASE (DECREASE) FROM SHARES OUTSTANDING
      FROM SHARE TRANSACTIONS ..........................       (490,263)       775,040
                                                           ============   ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                          RHJ SMALL CAP PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

                                                            YEAR ENDED     YEAR ENDED
                                                            OCTOBER 31,    OCTOBER 31,
                                                               2009           2008
                                                           ------------   ------------
OPERATIONS:
   Net Investment Loss .................................   $   (282,383)  $   (274,375)
   Net Realized Loss on Investments ....................     (4,572,357)    (3,666,404)
   Net Change in Unrealized Appreciation
      (Depreciation) on Investments ....................     10,105,006    (18,392,617)
                                                           ------------   ------------
   NET INCREASE (DECREASE) IN NET ASSETS
      RESULTING FROM OPERATIONS ........................      5,250,266    (22,333,396)
                                                           ------------   ------------
DISTRIBUTIONS:
   Net Realized Gain ...................................             --     (9,705,415)
   Return of Capital ...................................             --           (172)
                                                           ------------   ------------
   TOTAL DISTRIBUTIONS .................................             --     (9,705,587)
                                                           ------------   ------------
CAPITAL SHARE TRANSACTIONS:
   Issued ..............................................      3,994,258      2,370,271
   Reinvestment of Distributions .......................             --      8,875,138
   Redeemed ............................................     (3,832,357)    (9,789,100)
                                                           ------------   ------------
   NET INCREASE IN NET ASSETS FROM
      CAPITAL SHARE TRANSACTIONS .......................        161,901      1,456,309
                                                           ------------   ------------
   TOTAL INCREASE (DECREASE) IN NET ASSETS .............      5,412,167    (30,582,674)
NET ASSETS:
   Beginning of Year ...................................     35,321,260     65,903,934
                                                           ------------   ------------
   End of Year .........................................   $ 40,733,427   $ 35,321,260
                                                           ============   ============
   Undistributed Net Investment Income .................   $         --   $         --
                                                           ============   ============
SHARES ISSUED AND REDEEMED:
   Issued ..............................................        529,789        234,019
   Reinvestment of Distributions .......................             --        797,407
   Redeemed ............................................       (558,279)      (955,137)
                                                           ------------   ------------
   NET INCREASE (DECREASE) IN SHARES OUTSTANDING
      FROM SHARE TRANSACTIONS ..........................        (28,490)        76,289
                                                           ============   ============

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                          RHJ MICRO CAP PORTFOLIO

STATEMENT OF CHANGES IN NET ASSETS

                                                            YEAR ENDED      YEAR ENDED
                                                            OCTOBER 31,    OCTOBER 31,
                                                               2009            2008
                                                           ------------   -------------
OPERATIONS:
   Net Investment Loss .................................   $ (1,113,290)  $  (1,505,708)
   Net Realized Loss on Investments ....................    (15,991,534)    (30,622,097)
   Net Change in Unrealized Appreciation
      (Depreciation) on Investments ....................     26,710,878     (51,686,870)
                                                           ------------   -------------
   NET INCREASE (DECREASE) IN NET ASSETS
      RESULTING FROM OPERATIONS ........................      9,606,054     (83,814,675)
                                                           ------------   -------------
DISTRIBUTIONS:
   Net Realized Gain ...................................             --     (23,711,374)
   Return of Capital ...................................             --            (957)
                                                           ------------   -------------
   TOTAL DISTRIBUTIONS .................................             --     (23,712,331)
                                                           ------------   -------------
CAPITAL SHARE TRANSACTIONS:
   Issued ..............................................     31,834,863      31,024,754
   Reinvestment of Distributions .......................             --      21,733,402
   Redemption Fees(1) ..................................         19,335           3,477
   Redeemed ............................................    (42,538,548)    (52,093,126)
                                                           ------------   -------------
   NET INCREASE (DECREASE) IN NET ASSETS FROM
      CAPITAL SHARE TRANSACTIONS .......................    (10,684,350)        668,507
                                                           ------------   -------------
   TOTAL DECREASE IN NET ASSETS ........................     (1,078,296)   (106,858,499)
NET ASSETS:
   Beginning of Year ...................................    109,691,182     216,549,681
                                                           ------------   -------------
   End of Year .........................................   $108,612,886   $ 109,691,182
                                                           ============   =============
   Undistributed Net Investment Income .................   $         --   $          --
                                                           ============   =============
SHARES ISSUED AND REDEEMED:
   Issued ..............................................      3,234,836       2,067,464
   Reinvestment of Distributions .......................             --       1,245,467
   Redeemed ............................................     (4,121,269)     (3,317,355)
                                                           ------------   -------------
   NET DECREASE IN SHARES OUTSTANDING
      SHARE TRANSACTIONS ...............................       (886,433)         (4,424)
                                                           ============   =============

(1)  See Note 2 in Notes to Financial Statements.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                            RHJ MID CAP PORTFOLIO

FINANCIAL HIGHLIGHTS

                                                SELECTED PER SHARE DATA & RATIOS
                                          FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
                                        ------------------------------------------------
                                                     YEARS ENDED OCTOBER 31,
                                        ------------------------------------------------
                                          2009       2008       2007      2006     2005
                                        -------    -------    -------    ------   ------
Net Asset Value,
   Beginning of Year ................   $  9.19    $ 15.44    $ 13.51    $11.76   $10.53
                                        -------    -------    -------    ------   ------
Income (Loss) from
   Investment Operations:
   Net Investment Income (Loss)(1) ..     (0.04)     (0.03)     (0.03)     0.01    (0.05)
   Net Realized and
      Unrealized Gain (Loss) ........      1.50      (5.56)      2.60      2.07     1.37
                                        -------    -------    -------    ------   ------
   Total from Investment
      Operations ....................      1.46      (5.59)      2.57      2.08     1.32
                                        -------    -------    -------    ------   ------
Dividends and Distributions from:
   Net Investment Income ............        --         --      (0.01)       --    (0.07)
   Net Realized Gain ................        --      (0.66)     (0.63)    (0.33)   (0.02)
   Return of Capital ................        --         --(3)      --        --       --
                                        -------    -------    -------    ------   ------
   Total Dividends and
      Distributions .................        --      (0.66)     (0.64)    (0.33)   (0.09)
                                        -------    -------    -------    ------   ------
   Net Asset Value,
      End of Year ...................   $ 10.65    $  9.19    $ 15.44    $13.51   $11.76
                                        =======    =======    =======    ======   ======
   TOTAL RETURN+ ....................     15.89%    (37.73)%    19.74%    18.01%   12.55%
                                        =======    =======    =======    ======   ======
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Year
   (Thousands) ......................   $20,934    $22,568    $25,949    $8,579   $3,438
Ratio of Net Expenses to
   Average Net Assets(2) ............      1.40%      1.40%      1.40%     1.40%    1.41%
Ratio of Expenses to Average
   Net Assets
   (Excluding Waivers,
   Reimbursements and
   Fees Paid Indirectly) ............      1.85%      1.62%      1.63%     2.06%    4.39%
Ratio of Net Investment Income
   (Loss) to Average Net Assets .....     (0.47)%    (0.25)%    (0.22)%    0.05%   (0.43)%
Portfolio Turnover Rate .............        60%        68%        81%       72%      50%

+ RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. TOTAL RETURN WOULD HAVE BEEN LOWER HAD CERTAIN FEES NOT BEEN WAIVED AND/OR EXPENSES ASSUMED BY THE ADVISER DURING THE PERIOD.

(1)  PER SHARE CALCULATIONS WERE PERFORMED USING AVERAGE SHARES FOR THE PERIOD.

(2) THE RATIO OF EXPENSES TO AVERAGE NET ASSETS EXCLUDES THE EFFECT OF FEES PAID INDIRECTLY. IF THESE EXPENSE OFFSETS WERE INCLUDED, THE RATIO WOULD HAVE BEEN 1.40%.

(3)  VALUE IS LESS THAN $0.01 PER SHARE.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                          RHJ SMALL CAP PORTFOLIO

FINANCIAL HIGHLIGHTS

                                                   SELECTED PER SHARE DATA & RATIOS
                                             FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
                                        -----------------------------------------------------
                                                       YEARS ENDED OCTOBER 31,
                                        -----------------------------------------------------
                                          2009        2008       2007       2006       2005
                                        -------     -------    -------    -------    --------
Net Asset Value,
   Beginning of Year ................   $  7.34     $ 13.93    $ 15.05    $ 15.24    $  13.98
                                        -------     -------    -------    -------    --------
Income (Loss) from
   Investment Operations:
   Net Investment Loss(1) ...........     (0.06)      (0.06)     (0.06)     (0.04)      (0.03)
   Net Realized and
      Unrealized Gain (Loss) ........      1.24       (4.45)      2.48       1.54        1.29
                                        -------     -------    -------    -------    --------
   Total from Investment
      Operations ....................      1.18       (4.51)      2.42       1.50        1.26
                                        -------     -------    -------    -------    --------
Distributions from:
   Net Realized Gain ................        --       (2.08)     (3.54)     (1.69)         --
   Return of Capital ................        --          --(2)      --         --          --
                                        -------     -------    -------    -------    --------
   Total Distributions ..............        --       (2.08)     (3.54)     (1.69)         --
                                        -------     -------    -------    -------    --------
   Net Asset Value,
      End of Year ...................   $  8.52     $  7.34    $ 13.93    $ 15.05    $  15.24
                                        =======     =======    =======    =======    ========
   TOTAL RETURN+ ....................     16.08%++   (37.45)%    19.30%     10.45%       9.01%
                                        =======     =======    =======    =======    ========
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Year
   (Thousands) ......................   $40,733     $35,321    $65,904    $78,563    $160,765
Ratio of Net Expenses to Average
   Net Assets .......................      1.34%       1.17%      1.02%      1.00%       1.05%
Ratio of Expenses to
   Average Net Assets
   (Excluding Fees Paid
   Indirectly) ......................      1.41%       1.20%      1.09%      1.07%       1.08%
Ratio of Net Investment Loss to
   Average Net Assets ...............     (0.82)%     (0.54)%    (0.43)%    (0.25)%     (0.22)%
Portfolio Turnover Rate .............        78%         88%        74%        83%         61%

+ RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

++ TOTAL RETURN WOULD HAVE BEEN LOWER HAD THE ADVISER NOT WAIVED A PORTION OF IT'S FEE.

(1)  PER SHARE CALCULATIONS WERE PERFORMED USING AVERAGE SHARES FOR THE YEAR.

(2)  VALUE IS LESS THAN $0.01 PER SHARE.

AMOUNTS DESIGNATED AS "--" ARE EITHER $0 OR HAVE BEEN ROUNDED TO $0.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                          RHJ MICRO CAP PORTFOLIO

FINANCIAL HIGHLIGHTS

                                                     SELECTED PER SHARE DATA & RATIOS
                                        ---------------------------------------------------------
                                               FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR
                                                         YEARS ENDED OCTOBER 31,
                                        ---------------------------------------------------------
                                          2009         2008        2007        2006        2005
                                        --------     --------    --------    --------    --------
Net Asset Value,
   Beginning of Year ................   $  11.12     $  21.95    $  20.66    $  21.77    $  20.68
                                        --------     --------    --------    --------    --------
Income (Loss) from
   Investment Operations:
   Net Investment Loss(1) ...........      (0.12)       (0.15)      (0.15)      (0.14)      (0.16)
   Net Realized and
      Unrealized Gain (Loss) ........       1.10        (8.13)       2.92        2.37        3.59
                                        --------     --------    --------    --------    --------
   Total from Investment
      Operations ....................       0.98        (8.28)       2.77        2.23        3.43
                                        --------     --------    --------    --------    --------
   Redemption Fees(2) ...............         --           --          --          --          --
                                        --------     --------    --------    --------    --------
Distributions from:
   Net Realized Gain ................         --        (2.55)      (1.48)      (3.34)      (2.34)
   Return of Capital ................         --           --(2)       --          --          --
                                        --------     --------    --------    --------    --------
   Total Distributions ..............         --        (2.55)      (1.48)      (3.34)      (2.34)
                                        --------     --------    --------    --------    --------
   Net Asset Value,
      End of Year ...................   $  12.10     $  11.12    $  21.95    $  20.66    $  21.77
                                        ========     ========    ========    ========    ========
   TOTAL RETURN+ ....................       8.81%++    (41.94)%     13.96%      11.15%      17.47%
                                        ========     ========    ========    ========    ========
RATIOS AND SUPPLEMENTAL DATA
Net Assets, End of Year
   (Thousands) ......................   $108,613     $109,691    $216,550    $198,399    $192,369
Ratio of Expenses to
   Average Net Assets ...............       1.47%        1.31%       1.20%       1.19%       1.18%
Ratio of Net Expenses to Average
   Net Assets
   (Excluding Fees Paid
   Indirectly) ......................       1.54%        1.31%       1.21%       1.20%       1.18%
Ratio of Net Investment Loss to
   Average Net Assets ...............      (1.11)%      (0.97)%     (0.71)%     (0.68)%     (0.79)%
Portfolio Turnover Rate .............        139%         119%        127%        114%         99%

+ RETURNS SHOWN DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

++ TOTAL RETURN WOULD HAVE BEEN LOWER HAD THE ADVISER NOT WAIVED A PORTION OF IT'S FEE.

(1)  PER SHARE CALCULATIONS WERE PERFORMED USING AVERAGE SHARES FOR THE YEAR.

(2)  VALUE IS LESS THAN $0.01 PER SHARE.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.

THE ADVISORS' INNER CIRCLE FUND                                 RHJ FUNDS
                                                                OCTOBER 31, 2009

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION:

The Advisors' Inner Circle Fund (the "Trust") is organized as a Massachusetts business trust under an Amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company with 30 funds. The financial statements herein are those of the Rice Hall James Mid Cap Portfolio ("Mid Cap Portfolio"), Rice Hall James Small Cap Portfolio ("Small Cap Portfolio"), and Rice Hall James Micro Cap Portfolio ("Micro Cap Portfolio") (each a "Fund" and collectively the "Funds"). The investment objective of the Mid Cap Portfolio is maximum capital appreciation. The Mid Cap Portfolio invests primarily (at least 80% of its net assets) in equity securities of U.S. mid cap companies with market capitalizations which fall within the range of the companies in the Russell Midcap Index. The investment objective of the Small Cap Portfolio is maximum capital appreciation. The Small Cap Portfolio invests primarily (at least 80% of its net assets) in equity securities of U.S. small cap companies with market capitalizations which fall within the range of the companies in the Russell 2000 Index. The investment objective of the Micro Cap Portfolio is maximum capital appreciation. The Micro Cap Portfolio invests primarily (at least 80% of its net assets) in equity securities of U.S. micro cap companies with market capitalizations between $50 million and $500 million. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder's interest is limited to the fund in which shares are held.

2. SIGNIFICANT ACCOUNTING POLICIES:

Financial Accounting Standards Board ("FASB") has issued FASB ASC 105 (formerly FASB Statement No. 168), THE "FASB ACCOUNTING STANDARDS CODIFICATION(TM)" AND THE HIERARCHY OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES ("ASC 105"). ASC 105 established the FASB Accounting Standards Codification(TM) ("Codification" or "ASC") as the single source of authoritative U.S. generally accepted accounting principles ("GAAP") recognized by the FASB to be applied by non-governmental entities. Rules and interpretive releases of the Securities and Exchange Commission ("SEC") under authority of federal securities laws are also sources of authoritative GAAP for SEC registrants. The Codification supersedes all existing non-SEC accounting and reporting standards. All other non-grandfathered, non-SEC accounting literature not included in the Codification will become non-authoritative.

Following the Codification, the FASB will not issue new standards in the form of Statements, FASB Staff Positions or Emerging Issues Task Force Abstracts. Instead, it will issue Accounting Standards Updates, which will serve to update the

THE ADVISORS' INNER CIRCLE FUND                                 RHJ FUNDS
                                                                OCTOBER 31, 2009

Codification, provide background information about the guidance and provide the basis for conclusions on the changes to the Codification.

GAAP is not intended to be changed as a result of the FASB's Codification project, but it will change the way the guidance is organized and presented. As a result, these changes will have a significant impact on how companies reference GAAP in their financial statements and in their accounting policies for financial statements issued for interim and annual periods ending after September 15, 2009. The Trust has implemented the Codification as of October 31, 2009.

The following is a summary of the significant accounting policies followed by the Funds.

     USE OF ESTIMATES -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates, and could have a material impact to the Funds.

     SECURITY VALUATION -- Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Prices for most securities held in the Funds are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Funds seek to obtain a bid price from at least one independent broker.

     Securities for which market prices are not "readily available" are valued in accordance with Fair Value Procedures established by the Funds' Board of Trustees (the "Board"). The Funds' Fair Value Procedures are implemented through a Fair Value Committee (the "Committee") designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: the security's trading has been halted or suspended; the security has been de-listed from a national exchange; the security's primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security's primary pricing source is not able or willing to provide a price; or trading of the security is

THE ADVISORS' INNER CIRCLE FUND                                 RHJ FUNDS
                                                                OCTOBER 31, 2009

     subject to local government-imposed restrictions. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of October 31, 2009, there were no securities valued in accordance with the Fair Value Procedures.

     Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

     In accordance with the authoritative guidance on fair value measurement and disclosure under GAAP, ASC 820 (formerly FASB statement No. 157), the Funds disclose fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level
     3). The three levels of the fair value hierarchy under ASC 820 are described below:

     - Level 1 -- Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

     - Level 2 -- Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

     - Level 3 -- Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

     Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

     As of October 31, 2009, each of the Fund's investments are Level 1. For details of the investment classification, reference the Schedules of Investments.

     For the year ended October 31, 2009, there have been no significant changes to the Funds' fair value methodologies.

THE ADVISORS' INNER CIRCLE FUND                                 RHJ FUNDS
                                                                OCTOBER 31, 2009

     FEDERAL INCOME TAXES -- It is the Funds' intention to continue to qualify as regulated investment companies for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

     The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether it is "more-likely-than-not" (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management's conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

     As of and during the year ended October 31, 2009, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year the Funds did not incur any significant interest or penalties.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME -- Security transactions are accounted for on trade date. Costs used in determining realized gains or losses on the sale of investment securities are based on specific identification. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date.

     EXPENSES -- Most expenses of the Trust can be directly attributed to a particular fund. Certain expenses are apportioned among the Trust based on the number of funds and/or relative net assets.

     DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- Each Fund distributes substantially all of its net investment income, if any, quarterly. Any net realized capital gains are distributed at least annually. All distributions are recorded on ex-dividend date.

     REDEMPTION FEES -- The Micro Cap Portfolio imposes a 2.00% redemption fee on the value of Institutional Class shares redeemed less than 90 days from the date of purchase. The redemption fee is recorded as an increase to paid-in capital. The Micro Cap Portfolio imposed redemption fees of $19,335 and $3,477 for the years ended October 31, 2009 and 2008.

THE ADVISORS' INNER CIRCLE FUND                                 RHJ FUNDS
                                                                OCTOBER 31, 2009

3. TRANSACTIONS WITH AFFILIATES:

Certain officers of the Trust are also officers of SEI Investments Global Funds Services (the "Administrator"), a wholly owned subsidiary of SEI Investments Company and/or SEI Investments Distribution Co. (the "Distributor"). Such officers are paid no fees by the Trust for serving as officers of the Trust.

A portion of the services provided by the Chief Compliance Officer ("CCO") and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust's Advisors and service providers as required by SEC regulations. The CCO's services have been approved by and are reviewed by the Board.

4. ADMINISTRATION, DISTRIBUTION, COMMISSION RECAPTURE, SHAREHOLDER SERVICING, TRANSFER AGENT AND CUSTODIAN AGREEMENTS:

The Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services for an annual fee equal to the higher of $125,000 for one fund, $250,000 for two funds, $350,000 for three funds, plus $75,000 per additional fund, plus $20,000 per additional class or 0.12% of the first $250 million, 0.10% of the next $250 million, 0.08% of the next $250 million and 0.04% of any amount above $750 million of the Funds' average daily net assets.

The Trust has adopted a Distribution Plan (the "Plan") in accordance with the provisions of Rule 12b-1 under the 1940 Act, which regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. The Plan provides that Investor Class shares of the Mid Cap Portfolio will pay the Distributor a fee not to exceed 0.25% of the Mid Cap Portfolio's average daily net assets attributable to Investor Class shares from which the Distributor may make payments pursuant to written agreements to financial institutions and intermediaries such as banks, savings and loan associations, insurance companies including, without limit, investment counselors, broker-dealers and the Distributor's affiliates and subsidiaries (collectively, "Agents"). The fee represents compensation for services and reimbursement of expenses incurred in connection with distribution assistance or provision of shareholder services. The Plan is characterized as a reimbursement plan since the distribution fee will be paid to the Distributor as reimbursement for expenses incurred for distribution related activity. Investors should understand that some Agents may charge their clients fees in connection with purchases of shares or the provision of shareholder services with respect to shares.

The Small Cap Portfolio directs certain fund trades to the Distributor, via a network of executing brokers, who pays a portion of the Fund's expenses. Under this arrangement, the Fund had expenses reduced by $6,725, which was used to pay administration expenses. These amounts are included in "Fees Paid Indirectly" on the Statement of Operations.

THE ADVISORS' INNER CIRCLE FUND                                 RHJ FUNDS
                                                                OCTOBER 31, 2009

Certain brokers, dealers, banks, trust companies and other financial representatives received compensation from the Funds for providing a variety of services, including record keeping and transaction processing. Such fees are based on the assets of the Funds that are serviced by the financial representative. Such fees are paid by the Funds to the extent that the number of accounts serviced by the financial representative multiplied by the account fee charged by the Funds' transfer agent would not exceed the amount that would have been charged had the accounts serviced by the financial representative been registered directly through the transfer agent. All fees in excess of this calculated amount are paid by Rice Hall James & Associates, LLC (the "Adviser"). These fees are disclosed on the Statement of Operations as Shareholder Servicing fees.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Funds under a transfer agency agreement with the Trust.

The Funds may earn cash management credits which can be used to offset transfer agent expenses. During the year ended October 31, 2009, the Mid Cap Portfolio, Small Cap Portfolio and the Micro Cap Portfolio earned credits of $273, $299 and $513, respectively, which were used to offset transfer agent expenses. These amounts are included in "Fees Paid Indirectly" on the Statement of Operations.

Union Bank, N.A. acts as custodian (the "Custodian") for the Funds. The Custodian plays no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

5. INVESTMENT ADVISORY AGREEMENTS:

Under the terms of an investment advisory agreement, the Adviser provides investment advisory services to the Funds. For its services, the Mid Cap Portfolio pays the Adviser an annual fee of 0.90% on the first $250 million, 0.80% on the next $250 million and 0.70% for amounts over $500 million, based on the Fund's average daily net assets. The Small Cap Portfolio and the Micro Cap Portfolio have a fee calculated at an annual rate of 0.80% and 0.75% of each Fund's average daily net assets, respectively. The Adviser has contractually agreed to waive a portion of its advisory fees and to assume expenses through March 1, 2010, if necessary, in order to keep the Mid Cap Portfolio's total annual operating expenses, after the effect of expense offset arrangements, from exceeding 1.40% of average daily net assets. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees or make expense reimbursements, the Board may permit the Adviser to retain the difference between total annual operating expenses and 1.40% to recapture all or a portion of its prior reductions or reimbursements made during the preceding three-year period. At October 31, 2009, the amount the Adviser may seek as reimbursement of previously waived fees for the Mid Cap Portfolio was $63,294. The Adviser has voluntarily agreed to waive a portion of its advisory fees and to assume expenses, if necessary, in order to keep the Small Cap Portfolio's and the

THE ADVISORS' INNER CIRCLE FUND                                 RHJ FUNDS
                                                                OCTOBER 31, 2009

Micro Cap Portfolio's total annual operating expenses, after the effect of expense offset arrangements, from exceeding 1.50% and 1.60% of average daily net assets, respectively. Prior to March 1, 2009, the Adviser had voluntarily agreed to limit the total annual operating expenses of the Small Cap Portfolio and the Micro Cap Portfolio to 1.25% and 1.40%, respectively.

6. INVESTMENT TRANSACTIONS:

The cost of security purchases and proceeds from security sales, other than long-term U.S. Government securities and short-term securities for the year ended October 31, 2009, are as follows:

RHJ FUND               PURCHASES        SALES
--------              ------------   ------------
Mid Cap Portfolio     $ 11,920,700   $ 16,059,112
Small Cap Portfolio     26,172,137     26,906,853
Micro Cap Portfolio    134,903,979    145,978,918

There were no purchases or sales of long-term U.S. Government Securities.

7. FEDERAL TAX INFORMATION:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during the year. The book/tax differences may be temporary or permanent. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital as appropriate, in the period that the differences arise.

Permanent book and tax basis differences are primarily attributable to net operating losses, which have been classified to/(from) the following for the year ended October 31, 2009:

                      UNDISTRIBUTED NET     DECREASE IN
RHJ FUND              INVESTMENT INCOME   PAID IN CAPITAL
--------              -----------------   ---------------
Mid Cap Portfolio        $   96,715        $   (96,715)
Small Cap Portfolio         282,383           (282,383)
Micro Cap Portfolio       1,113,290         (1,113,290)

THE ADVISORS' INNER CIRCLE FUND                                 RHJ FUNDS
                                                                OCTOBER 31, 2009

The tax character of dividends and distributions paid during the last two fiscal years was as follows:

                        ORDINARY      LONG-TERM    RETURN OF
RHJ FUND                 INCOME     CAPITAL GAIN    CAPITAL       TOTAL
--------              -----------   ------------   ---------   -----------
Mid Cap        2009   $       --     $       --      $ --      $        --
   Portfolio   2008       411,817       742,812       316        1,154,945
Small Cap      2009            --            --        --               --
   Portfolio   2008     2,568,238     7,137,177       172        9,705,587
Micro Cap      2009            --            --        --               --
   Portfolio   2008    15,883,947     7,827,427       957       23,712,331

As of October 31, 2009, the components of Accumulated Losses on a tax basis were as follows:

                                                  TOTAL
                CAPITAL LOSS    UNREALIZED     ACCUMULATED
RHJ FUND        CARRYFORWARD   APPRECIATION       LOSSES
--------       -------------   ------------   -------------
Mid Cap
   Portfolio   $ (7,185,659)    $  388,060    $ (6,797,599)
Small Cap
   Portfolio     (8,192,512)     2,050,304      (6,142,208)
Micro Cap
   Portfolio    (46,068,966)     6,423,345     (39,645,621)

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments, held by the Funds at October 31, 2009, were as follows:

                                AGGREGATE      AGGREGATE
                                  GROSS          GROSS
                  FEDERAL       UNREALIZED     UNREALIZED    NET UNREALIZED
RHJ FUND         TAX COST      APPRECIATION   DEPRECIATION    APPRECIATION
--------       -------------   ------------   ------------   --------------
Mid Cap
   Portfolio   $ 20,451,381    $ 2,420,224    $(2,032,164)     $  388,060
Small Cap
   Portfolio     38,457,025      5,505,395     (3,455,091)      2,050,304
Micro Cap
   Portfolio    102,705,190     15,681,311     (9,257,966)      6,423,345

THE ADVISORS' INNER CIRCLE FUND                                 RHJ FUNDS
                                                                OCTOBER 31, 2009

At October 31, 2009 the Funds had capital loss carryforwards for the Mid Cap Portfolio, Small Cap Portfolio and Micro Cap Portfolio, available to offset future realized capital gains, as seen below:

                        YEAR
RHJ FUND              EXPIRING      AMOUNT
--------              --------   -----------
Mid Cap Portfolio      Oct-17    $ 5,446,534
                       Oct-16      1,739,125
Small Cap Portfolio    Oct-17      4,513,941
                       Oct-16      3,678,571
Micro Cap Portfolio    Oct-17     15,982,656
                       Oct-16     30,086,310

8. OTHER:

At October 31, 2009, the percentage of total shares outstanding held by shareholders for each Fund, which were comprised of omnibus accounts that were held on behalf of various individual shareholders was as follows:

                                 NO. OF          %
RHJ FUND                      SHAREHOLDERS   OWNERSHIP
--------                      ------------   ---------
Mid Cap Portfolio...........        1           78%
Small Cap Portfolio.........        3           62%
Micro Cap Portfolio.........        2           81%

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds' maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be established; however, based on experience, the risk of loss from such claims are considered remote.

9. SUBSEQUENT EVENTS:

The Funds have evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through December 21, 2009, the date the financial statements were issued. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements as of October 31, 2009.

THE ADVISORS' INNER CIRCLE FUND                                 RHJ FUNDS
                                                                OCTOBER 31, 2009

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of
The Advisors' Inner Circle Fund and Shareholders of
Rice Hall James Mid Cap Portfolio
Rice Hall James Small Cap Portfolio and
Rice Hall James Micro Cap Portfolio:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments of Rice Hall James Mid Cap Portfolio and Rice Hall James Small Cap Portfolio and the summary schedule of investments of Rice Hall James Micro Cap Portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Rice Hall James Mid Cap Portfolio, Rice Hall James Small Cap Portfolio and Rice Hall James Micro Cap Portfolio (three of the funds constituting The Advisors' Inner Circle Fund, hereafter referred to as the "Funds") at October 31, 2009, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2009 by correspondence with the custodian, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 21, 2009

THE ADVISORS' INNER CIRCLE FUND                                 RHJ FUNDS
                                                                OCTOBER 31, 2009

DISCLOSURE OF FUND EXPENSES (UNAUDITED)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund's gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund's average net assets; this percentage is known as a mutual fund's expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the following page illustrates your Fund's costs in two ways.

- ACTUAL FUND RETURN. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The "Expenses Paid During Period" column shows the actual dollar expense incurred by a $1,000 investment in the Fund, and the "Ending Account Value" number is derived from deducting that expense from the Fund's gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under "Expenses Paid During Period."

- HYPOTHETICAL 5% RETURN. This section helps you compare your Fund's costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column
     3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund's comparative cost by comparing the hypothetical result for your Fund in the "Expenses Paid During Period" column with those that appear in the same charts in the shareholder reports for other mutual funds.

Note: Because the return is set at 5% for comparison purposes -- NOT your Fund's actual return -- the account values shown may not apply to your specific investment.

THE ADVISORS' INNER CIRCLE FUND                                 RHJ FUNDS
                                                                OCTOBER 31, 2009

DISCLOSURE OF FUND EXPENSES (UNAUDITED)

                         BEGINNING     ENDING                 EXPENSES
                          ACCOUNT     ACCOUNT    ANNUALIZED     PAID
                           VALUE       VALUE       EXPENSE     DURING
                          5/1/09      10/31/09     RATIOS      PERIOD*
                         ---------   ---------   ----------   --------
ACTUAL FUND RETURN
Mid Cap Portfolio        $1,000.00   $1,184.60      1.40%      $7.71
Small Cap Portfolio       1,000.00    1,146.70      1.36        7.36
Micro Cap Portfolio       1,000.00    1,148.00      1.50        8.12
HYPOTHETICAL 5% RETURN
Mid Cap Portfolio        $1,000.00   $1,018.15      1.40%      $7.12
Small Cap Portfolio       1,000.00    1,018.35      1.36        6.92
Micro Cap Portfolio       1,000.00    1,017.64      1.50        7.63

* Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one half year period shown).

THE ADVISORS' INNER CIRCLE FUND                                        RHJ FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS' INNER CIRCLE FUND (UNAUDITED)

Set forth below are the names, ages, position with the Trust, term of office, length of time served and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be "interested persons" of the Trust are referred to as "Independent Board Members." Messrs. Nesher and Doran are Trustees who may be deemed to be "inter-

                                             TERM OF
                          POSITION(S)       OFFICE AND
    NAME, ADDRESS,         HELD WITH        LENGTH OF
        AGE(1)             THE TRUST      TIME SERVED(2)
----------------------   -------------    --------------
INTERESTED
BOARD MEMBERS

ROBERT A. NESHER            Chairman       (Since 1991)
63 yrs. old               of the Board
                           of Trustees

WILLIAM M. DORAN             Trustee       (Since 1992)
1701 Market Street
Philadelphia, PA 19103
69 yrs. old

(1) Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

(2) Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust's Declaration of Trust.

THE ADVISORS' INNER CIRCLE FUND                                        RHJ FUNDS

ested" persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Trust's Distributor. The Trust's Statement of Additional Information ("SAI") includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-866-474-5669. The following chart lists Trustees and Officers as of October 31, 2009.

                                     NUMBER OF
                                    PORTFOLIOS
                                 IN THE ADVISORS'
                                 INNER CIRCLE FUND
PRINCIPAL OCCUPATION(S)            OVERSEEN BY                  OTHER DIRECTORSHIPS
DURING PAST 5 YEARS                BOARD MEMBER               HELD BY BOARD MEMBER(3)
-----------------------          -----------------   ----------------------------------------
Currently performs various              30           Trustee of The Advisors' Inner Circle
services on behalf of SEI                            Fund II, Bishop Street Funds, SEI Asset
Investments for which Mr.                            Allocation Trust, SEI Daily Income
Nesher is compensated.                               Trust, SEI Institutional International
                                                     Trust, SEI Institutional Investments
                                                     Trust, SEI Institutional Managed Trust,
                                                     SEI Liquid Asset Trust, SEI Tax Exempt
                                                     Trust, and SEI Alpha Strategy
                                                     Portfolios, L.P., Director of SEI Global
                                                     Master Fund, plc, SEI Global Assets
                                                     Fund, plc, SEI Global Investments Fund,
                                                     plc, SEI Investments Global, Limited,
                                                     SEI Investments -- Global Fund Services,
                                                     Limited, SEI Investments (Europe),
                                                     Limited, SEI Investments -- Unit Trust
                                                     Management (UK), Limited, SEI Global
                                                     Nominee Ltd., SEI Opportunity Fund,
                                                     L.P., SEI Structured Credit Fund, L.P.,
                                                     and SEI Multi-Strategy Funds plc.

Self-employed consultant since          30           Trustee of The Advisors' Inner Circle
2003. Partner, Morgan, Lewis &                       Fund II, Bishop Street Funds, SEI Asset
Bockius LLP (law firm) from                          Allocation Trust, SEI Daily Income
1976 to 2003,counsel to the                          Trust, SEI Institutional International
Trust, SEI, SIMC, the                                Trust, SEI Institutional Investments
Administrator and the                                Trust, SEI Institutional Managed Trust,
Distributor. Secretary of                            SEI Liquid Asset Trust, SEI Tax Exempt
SEI since 1978.                                      Trust, and SEI Alpha Strategy
                                                     Portfolios, L.P., Director of SEI since
                                                     1974. Director of the Distributor since
                                                     2003. Director of SEI Investments --
                                                     Global Fund Services, Limited, SEI
                                                     Investments Global, Limited, SEI
                                                     Investments (Europe), Limited, SEI
                                                     Investments (Asia), Limited and SEI
                                                     Asset Korea Co., Ltd.

(3) Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the Investment Company Act of 1940.

THE ADVISORS' INNER CIRCLE FUND                                        RHJ FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS' INNER CIRCLE FUND (UNAUDITED)

                                           TERM OF
                          POSITION(S)     OFFICE AND
    NAME, ADDRESS,         HELD WITH      LENGTH OF
        AGE(1)             THE TRUST    TIME SERVED(2)
    --------------        -----------   --------------
INDEPENDENT
BOARD MEMBERS

JAMES M. STOREY             Trustee      (Since 1994)
78 yrs. old

GEORGE J. SULLIVAN, JR.     Trustee      (Since 1999)
66 yrs. old

BETTY L. KRIKORIAN          Trustee      (Since 2005)
66 yrs. old

CHARLES E. CARLBOM          Trustee      (Since 2005)
75 yrs. old

(1) Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

(2) Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust's Declaration of Trust.

THE ADVISORS' INNER CIRCLE FUND                                        RHJ FUNDS

                              NUMBER OF
                             PORTFOLIOS
                           IN THE ADVISORS'
                          INNER CIRCLE FUND
PRINCIPAL OCCUPATION(S)      OVERSEEN BY             OTHER DIRECTORSHIPS
  DURING PAST 5 YEARS        BOARD MEMBER          HELD BY BOARD MEMBER(3)
-----------------------   -----------------   ----------------------------------
Attorney, sole                    30          Trustee of The Advisors' Inner
practitioner since                            Circle Fund II, Bishop Street
1994. Partner, Dechert                        Funds, Massachusetts Health and
Price & Rhoads,                               Education Tax-Exempt Trust, and
September 1987-December                       U.S. Charitable Gift Trust, SEI
1993.                                         Asset Allocation Trust, SEI Daily
                                              Income Trust, SEI Institutional
                                              International Trust, SEI
                                              Institutional Investments Trust,
                                              SEI Institutional Managed Trust,
                                              SEI Liquid Asset Trust, SEI Tax
                                              Exempt Trust, and SEI Alpha
                                              Strategy Portfolios, L.P.

Self-Employed                    30           Trustee of The Advisors' Inner
Consultant, Newfound                          Circle Fund II, Bishop Street
Consultants Inc. since                        Funds, State Street Navigator
April 1997.                                   Securities Lending Trust, SEI
                                              Asset Allocation Trust, SEI Daily
                                              Income Trust, SEI Institutional
                                              International Trust, SEI
                                              Institutional Investments Trust,
                                              SEI Institutional Managed Trust,
                                              SEI Liquid Asset Trust, SEI Tax
                                              Exempt Trust, and SEI Alpha
                                              Strategy Portfolios, L.P.,
                                              Director of SEI Opportunity Fund,
                                              L.P., and SEI Structured Credit
                                              Fund, L.P.

Vice President                   30           Trustee of The Advisors' Inner
Compliance, AARP                              Circle Fund II and Bishop Street
Financial Inc. since                          Funds.
September 2008.
Self-Employed Legal and
Financial Services
Consultant since 2003.
In-house Counsel, State
Street Bank Global
Securities and Cash
Operations from 1995 to
2003.

Self-Employed Business            30          Director, Crown Pacific, Inc. and
Consultant, Business                          Trustee of The Advisors' Inner
Project Inc. since                            Circle Fund II and Bishop Street
1997. CEO and                                 Funds.
President, United
Grocers Inc. from 1997
to 2000.

(3) Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the Investment Company Act of 1940.

THE ADVISORS' INNER CIRCLE FUND                                        RHJ FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS' INNER CIRCLE FUND (UNAUDITED)

                                                  TERM OF
                               POSITION(S)       OFFICE AND
    NAME, ADDRESS,              HELD WITH        LENGTH OF
        AGE(1)                  THE TRUST      TIME SERVED(2)
-------------------------   ----------------   --------------
INDEPENDENT
BOARD MEMBERS (CONTINUED)

MITCHELL A. JOHNSON              Trustee        (Since 2005)
67 yrs. old

JOHN K. DARR                     Trustee        (Since 2008)
65 yrs. old

OFFICERS

PHILIP T. MASTERSON             President       (Since 2008)
45 yrs. old

MICHAEL LAWSON                  Treasurer,      (Since 2005)
49 yrs. old                  Controller and
                             Chief Financial
                                 Officer

RUSSELL EMERY               Chief Compliance    (Since 2006)
46 yrs. old                      Officer

(1) Unless otherwise noted, the business address of each Trustee or officer is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

(2) Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns or is removed in accordance with the Trust's Declaration of Trust.

THE ADVISORS' INNER CIRCLE FUND                                        RHJ FUNDS

                                     NUMBER OF
                                    PORTFOLIOS
                                  IN THE ADVISORS'
                                 INNER CIRCLE FUND          OTHER DIRECTORSHIPS
PRINCIPAL OCCUPATION(S)          OVERSEEN BY BOARD             HELD BY BOARD
DURING PAST 5 YEARS                MEMBER/OFFICER            MEMBER/OFFICER(3)
-----------------------          -----------------   ----------------------------------
Private Investor since 1994.             30          Trustee of The Advisors' Inner
                                                     Circle Fund II, and Bishop Street
                                                     Funds, SEI Asset Allocation
                                                     Trust, SEI Daily Income Trust, SEI
                                                     Institutional International Trust,
                                                     SEI Institutional Investments
                                                     Trust, SEI Institutional Managed
                                                     Trust, SEI Liquid Asset Trust, SEI
                                                     Tax Exempt Trust, and SEI Alpha
                                                     Strategy Portfolios, L.P.

CEO, Office of Finance, FHL              30          Director of Federal Home Loan Bank
Banks from 1992 to 2007.                             of Pittsburgh and Manna, Inc. and
                                                     Trustee of The Advisors' Inner
                                                     Circle Fund II and Bishop Street
                                                     Funds.

Managing Director of SEI                N/A          N/A
Investments since 2006. Vice
President and Assistant
Secretary of the Administrator
from 2004 to 2006. General
Counsel of Citco Mutual Fund
Services from 2003 to 2004.
Vice President and Associate
Counsel for the Oppenheimer
Funds from 2001 to 2003.

Director, SEI Investments,              N/A          N/A
Fund Accounting since
July 2005. Manager, SEI
Investments, Fund Accounting
from April 1995 to February
1998 and November 1998 to
July 2005.

Director of Investment Product          N/A          N/A
Management and Development
at SEI Investments since
February 2003. Senior
Investment Analyst, Equity
team at SEI Investments from
March 2000 to February 2003.

(3) Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., "public companies") or other investment companies registered under the Investment Company Act of 1940.

THE ADVISORS' INNER CIRCLE FUND                                        RHJ FUNDS

TRUSTEES AND OFFICERS OF THE ADVISORS' INNER CIRCLE FUND (UNAUDITED)

                                                        TERM OF
                                  POSITION(S)          OFFICE AND
   NAME, ADDRESS,                  HELD WITH           LENGTH OF
       AGE(1)                      THE TRUST          TIME SERVED
   --------------                --------------   -------------------
OFFICERS (CONTINUED)
JOSEPH M. GALLO                  Vice President       (Since 2007)
36 yrs. old                       and Secretary

CAROLYN F. MEAD                  Vice President       (Since 2007)
52 yrs. old                       and Assistant
                                   Secretary

JAMES NDIAYE                     Vice President       (Since 2004)
41 yrs. old                       and Assistant
                                    Secretary

TIMOTHY D. BARTO                 Vice President       (Since 2000)
41 yrs. old                       and Assistant
                                    Secretary

MICHAEL BEATTIE                  Vice President   (Since August 2009)
44 yrs. old

ANDREW S. DECKER                   AML Officer        (Since 2008)
46 yrs. old

(1) The business address of each officer is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

THE ADVISORS' INNER CIRCLE FUND                                        RHJ FUNDS

                                      NUMBER OF
                                      PORTFOLIOS
                                   IN THE ADVISORS'
                                  INNER CIRCLE FUND
    PRINCIPAL OCCUPATION(S)          OVERSEEN BY      OTHER DIRECTORSHIPS
      DURING PAST 5 YEARS              OFFICER          HELD BY OFFICER
    -----------------------       -----------------   -------------------
Corporate Counsel of SEI since           N/A                  N/A
2007; Associate Counsel, ICMA
Retirement Corporation 2004-
2007; Federal Investigator,
U.S. Department of Labor 2002-
2004; U.S. Securities and
Exchange Commission-Division
of Investment Management,
2003.

Corporate Counsel of SEI since           N/A                  N/A
2007; Associate, Stradley,
Ronon, Stevens & Young 2004-
2007; Counsel, ING Variable
Annuities, 1999-2002.

Employed by SEI Investments              N/A                  N/A
Company since 2004. Vice
President, Deutsche Asset
Management from 2003-2004.
Associate, Morgan, Lewis &
Bockius LLP from 2000-2003.
Counsel, Assistant Vice
President, ING Variable
Annuities Group from
1999-2000.

General Counsel, Vice President          N/A                  N/A
and Secretary of SEI
Investments Global Funds
Services since 1999; Associate,
Dechert (law firm) from
1997-1999; Associate, Richter,
Miller & Finn (law firm) from
1994-1997.

Director of Client Services at           N/A                  N/A
SEI since 2004.

Compliance Officer and Product           N/A                  N/A
Manager, SEI, 2005-2008. Vice
President, Old Mutual Capital,
2000-2005. Operations Director,
Prudential Investments,
1998-2000.

THE ADVISORS' INNER CIRCLE FUND                                        RHJ FUNDS

NOTICE TO SHAREHOLDERS (UNAUDITED)

For shareholders that do not have an October 31, 2009 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2009 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2009, the Funds are designating the following items with regard to distributions paid during the year.

                                                                             DIVIDENDS
                                                                           QUALIFYING FOR
                                                                             CORPORATE
                           LONG-TERM        ORDINARY                         DIVIDENDS      QUALIFYING    SHORT-TERM
                         CAPITAL GAIN        INCOME           TOTAL          RECEIVABLE      DIVIDEND    CAPITAL GAIN
                        DISTRIBUTIONS*   DISTRIBUTIONS*   DISTRIBUTIONS*   DEDUCTIONS (1)   INCOME (2)   DIVIDENDS (3)
                        --------------   --------------   --------------   --------------   ----------   -------------
Mid Cap
   Portfolio ........       0.00%             0.00%            0.00%            0.00%          0.00%         0.00%
Small Cap
   Portfolio ........       0.00%             0.00%            0.00%            0.00%          0.00%         0.00%
Micro Cap
   Portfolio ........       0.00%             0.00%            0.00%            0.00%          0.00%         0.00%

*    PERCENTAGES ARE CALCULATED OVER TAXABLE DISTRIBUTIONS.

(1) QUALIFYING DIVIDENDS REPRESENT DIVIDENDS WHICH QUALIFY FOR THE CORPORATE DIVIDENDS RECEIVED DEDUCTION AND IS REFLECTED AS A PERCENTAGE OF "ORDINARY INCOME DISTRIBUTIONS."

(2) THE PERCENTAGE IN THIS COLUMN REPRESENTS THE AMOUNT OF "QUALIFYING DIVIDEND INCOME" AS CREATED BY THE JOBS AND GROWTH TAX RELIEF RECONCILIATION ACT OF 2003 AND IS REFLECTED AS A PERCENTAGE OF "ORDINARY INCOME DISTRIBUTIONS." IT IS THE INTENTION OF THE AFOREMENTIONED FUND TO DESIGNATE THE MAXIMUM AMOUNT PERMITTED BY THE LAW.

(3) THE PERCENTAGE IN THIS COLUMN REPRESENTS THE AMOUNT OF "QUALIFYING SHORT-TERM CAPITAL GAIN" AS CREATED BY THE AMERICAN JOBS CREATION ACT OF 2004 AND IS REFLECTED AS A PERCENTAGE OF SHORT-TERM CAPITAL GAIN DISTRIBUTIONS THAT IS EXEMPT FROM U.S. WITHHOLDING TAX WHEN PAID TO FOREIGN INVESTORS. THIS PROVISION OF THE INTERNAL REVENUE CODE WILL BE EXPIRING FOR YEARS BEGINNING AFTER JANUARY 1, 2010.

     THE INFORMATION REPORTED HEREIN MAY DIFFER FROM THE INFORMATION AND DISTRIBUTIONS TAXABLE TO THE SHAREHOLDERS FOR THE CALENDAR YEAR ENDING DECEMBER 31, 2009. COMPLETE INFORMATION WILL BE COMPUTED AND REPORTED IN CONJUNCTION WITH YOUR FORM 1099-DIV.

                                     NOTES

                                     NOTES

                                     NOTES

                            THE RICE HALL JAMES FUNDS
                                 P.O. Box 219009
                              Kansas City, MO 64121
                                  866-474-5669
                                www.rhjfunds.com

                                    ADVISER:
                        Rice Hall James & Associates, LLC
                          600 West Broadway, Suite 1000
                               San Diego, CA 92101

                                  DISTRIBUTOR:
                        SEI Investments Distribution Co.
                            One Freedom Valley Drive
                                 Oaks, PA 19456

                                 ADMINISTRATOR:
                      SEI Investments Global Funds Services
                            One Freedom Valley Drive
                                 Oaks, PA 19456

                                 LEGAL COUNSEL:
                           Morgan, Lewis & Bockius LLP
                          1111 Pennsylvania Ave., N.W.
                              Washington, DC 20004

    This information must be preceded or accompanied by a current prospectus for the Funds described.

RHJ-AR-001-0800

ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, comptroller or principal accounting officer, and any person who performs a similar function.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The registrant's board of trustees has determined that the registrant has at least one audit committee financial expert serving on the audit committee.

(a)(2) The audit committee financial expert is John Darr and is independent as defined in Form N-CSR Item 3(a)(2).

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fees billed by PricewaterhouseCoopers LLP ("PwC") related to the Trust

PwC billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years was as follows:

                                       2009                                            2008
                   -------------------------------------------  -------------------------------------------------
                                                All other fees
                                  All fees and   and services                    All fees and    All other fees
                    All fees and   services to    to service                      services to    and services to
                     services to     service      affiliates     All fees and       service    service affiliates
                      the Trust    affiliates      that did     services to the   affiliates      that did not
                      that were     that were     not require   Trust that were    that were         require
                    pre-approved  pre-approved   pre-approval     pre-approved   pre-approved     pre-approval
                    ------------  ------------  --------------  ---------------  ------------  ------------------
(a)  Audit Fees       $232,354         $0             $0            $246,200          $0              $0
(b)  Audit-Related
        Fees          $      0         $0             $0            $      0          $0              $0
(c)  Tax Fees         $      0         $0             $0            $      0          $0              $0
(d)  All Other
        Fees          $      0         $0             $0            $      0          $0              $0

Fees billed by Ernst & Young LLP ("E&Y") related to the Trust

E&Y billed the Trust aggregate fees for services rendered to the Trust for the last two fiscal years was as follows:

                                       2009                                            2008
                   -------------------------------------------  -------------------------------------------------
                                                All other fees
                                  All fees and   and services                    All fees and    All other fees
                    All fees and   services to    to service                      services to    and services to
                     services to     service      affiliates     All fees and       service    service affiliates
                      the Trust    affiliates      that did     services to the   affiliates      that did not
                      that were     that were     not require   Trust that were    that were         require
                    pre-approved  pre-approved   pre-approval     pre-approved   pre-approved     pre-approval
                    ------------  ------------  --------------  ---------------  ------------  ------------------
(a)  Audit Fees       $245,808        N/A            N/A            $316,360         N/A               N/A
(b)  Audit-Related
        Fees               N/A        N/A            N/A                 N/A         N/A               N/A
(c)  Tax Fees              N/A        N/A            N/A                 N/A         N/A               N/A
(d)  All Other
        Fees               N/A        N/A            N/A                 N/A         N/A               N/A

(e)(1) Not applicable.

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (PwC):

                     2009   2008
                     ----   ----
Audit-Related Fees    0%     0%
Tax Fees              0%     0%
All Other Fees        0%     0%

(e)(2) Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows (E&Y):

                     2009   2008
                     ----   ----
Audit-Related Fees    0%     N/A
Tax Fees              0%     N/A
All Other Fees        0%     N/A

(f) Not applicable.

(g) The aggregate non-audit fees and services billed by PwC for the last two fiscal years were $0 and $0 for 2009 and 2008, respectively.

(g) The aggregate non-audit fees and services billed by E&Y for the last two fiscal years were $0 and $0 for 2009 and 2008, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant's principal accountant to either Registrant's investment adviser or to any entity controlling, controlled by, or under common control with Registrant's investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant's Board of Trustees. Included in the audit committee's pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to open-end management investment companies.

ITEM 6. SCHEDULE OF INVESTMENTS

THE ADVISORS' INNER CIRCLE FUND                                 RHJ MICRO CAP PORTFOLIO
                                                                       OCTOBER 31, 2009
---------------------------------------------------------------------------------------
  SCHEDULE OF INVESTMENTS
  COMMON STOCK - 97.5%
                                                            SHARES           VALUE
                                                         -----------      -----------
  CONSUMER DISCRETIONARY - 16.8%
     Amerigon * ....................................         162,100      $ 1,042,303
     Arbitron ......................................         130,000        2,818,400
     Dolan Media * .................................         182,100        2,174,274
     Fuel Systems Solutions * ......................          50,300        1,646,822
     Global Traffic Network * ......................         122,160          530,174
     Lincoln Educational Services * ................          54,000        1,070,280
     Lumber Liquidators * ..........................          62,300        1,323,875
     Monro Muffler .................................          40,500        1,255,095
     Peet's Coffee & Tea * .........................          62,900        2,138,600
     Shutterfly * ..................................         110,900        1,563,690
     Westport Innovations * ........................         196,500        1,921,770
     Wet Seal, Cl A * ..............................         236,177          753,405
                                                                          -----------
                                                                           18,238,688
                                                                          -----------

  CONSUMER STAPLES - 4.1%
     Chiquita Brands International * ...............          91,500        1,481,385
     HQ Sustainable Maritime Industries * ..........          99,700          754,729
     Spartan Stores ................................         101,000        1,430,160
     SunOpta * .....................................         220,100          812,169
                                                                          -----------
                                                                            4,478,443
                                                                          -----------
  ENERGY - 7.5%
     Boots & Coots International Control * .........         458,300          637,037
     Brigham Exploration * .........................         305,300        2,900,350
     Furmanite * ...................................         251,800          901,444
     Gulfport Energy * .............................         164,900        1,258,187
     Rex Energy * ..................................         226,451        1,831,988
     T-3 Energy Services * .........................          28,540          571,371
                                                                          -----------
                                                                            8,100,377
                                                                          -----------
  FINANCIALS - 2.3%
     First Financial Bancorp .......................         104,051        1,319,367
     Tower Bancorp .................................          32,500          733,200
     Trico Bancshares ..............................          33,124          484,273
                                                                          -----------
                                                                            2,536,840
                                                                          -----------

THE ADVISORS' INNER CIRCLE FUND                                 RHJ MICRO CAP PORTFOLIO
                                                                       OCTOBER 31, 2009
---------------------------------------------------------------------------------------
  SCHEDULE OF INVESTMENTS
  COMMON STOCK - CONTINUED
                                                            SHARES           VALUE
                                                         -----------      -----------
  HEALTH CARE - 20.3%
     Abaxis * ......................................          50,300      $ 1,147,846
     Air Methods * .................................          35,600        1,087,224
     Almost Family * ...............................          42,700        1,295,945
     Angiodynamics * ...............................         124,500        1,879,950
     Assisted Living Concepts, Cl A * ..............          54,500        1,129,240
     BioScrip * ....................................         105,252          793,600
     Endologix * ...................................         230,100        1,095,276
     Genomic Health * ..............................          45,400          843,078
     Greatbatch * ..................................          64,700        1,272,649
     Hanger Orthopedic Group * .....................         173,000        2,394,320
     IRIS International * ..........................         132,394        1,342,475
     Merit Medical Systems * .......................          92,900        1,577,442
     Odyssey HealthCare * ..........................          17,542          244,536
     Omnicell * ....................................         135,700        1,335,288
     Pozen * .......................................         154,900          879,832
     Providence Service * ..........................         129,800        1,617,308
     Rochester Medical * ...........................          38,200          386,202
     Skilled Healthcare Group, Cl A * ..............         109,500          880,380
     Sun Healthcare Group * ........................          93,000          844,440
                                                                          -----------
                                                                           22,047,031
                                                                          -----------
  INDUSTRIALS - 21.3%
     Aegean Marine Petroleum Network ...............         126,738        2,978,343
     American Ecology ..............................          56,400          937,368
     Echo Global Logistics * .......................          75,900          990,495
     Energy Recovery * .............................         145,800          813,564
     Exponent * ....................................          32,600          847,926
     Force Protection * ............................         159,700          702,680
     FreightCar America ............................          72,500        1,709,550
     Fuel Tech * ...................................          67,173          777,192
     GeoEye * ......................................          73,381        1,861,676
     Healthcare Services Group .....................          71,750        1,417,062
     Insituform Technologies, Cl A * ...............         120,100        2,546,120
     Lime Energy * .................................         173,609        1,102,417

THE ADVISORS' INNER CIRCLE FUND                                 RHJ MICRO CAP PORTFOLIO
                                                                       OCTOBER 31, 2009
---------------------------------------------------------------------------------------
  SCHEDULE OF INVESTMENTS
  COMMON STOCK - CONTINUED
                                                            SHARES           VALUE
                                                         -----------      -----------
  INDUSTRIALS - CONTINUED
     Mcgrath Rentcorp ..............................          44,500        $ 878,875
     Orion Marine Group * ..........................          54,889        1,045,087
     Polypore International * ......................          97,093        1,064,139
     SmartHeat * ...................................          94,200          842,148
     Standard Parking * ............................          82,360        1,449,536
     USA Truck * ...................................          99,100        1,112,893
                                                                          -----------
                                                                           23,077,071
                                                                          -----------
  INFORMATION TECHNOLOGY - 24.0%
     Advanced Analogic Technologies * ..............         401,700        1,265,355
     Airvana * .....................................         228,800        1,397,968
     Anadigics * ...................................         368,400        1,182,564
     Anaren * ......................................          75,200        1,099,424
     Art Technology Group * ........................         473,400        1,950,408
     DemandTec * ...................................         119,714        1,052,286
     ENGlobal * ....................................         149,000          439,550
     Harmonic * ....................................         194,200        1,019,550
     HMS Holdings * ................................          44,300        1,901,799
     Infospace * ...................................          50,240          430,557
     JDA Software Group * ..........................          65,100        1,291,584
     Kenexa * ......................................          92,000        1,159,200
     Maxwell Technologies * ........................          52,776          946,273
     Medidata Solutions * ..........................          65,700        1,038,060
     MIPS Technologies, Cl A * .....................         321,900        1,271,505
     Online Resources * ............................         182,000          955,500
     Seachange International * .....................         196,783        1,332,221
     Smith Micro Software * ........................         161,772        1,468,890
     SRS Labs * ....................................         150,800          978,692
     Stratasys * ...................................          68,300        1,077,774
     support.com * .................................         440,000        1,056,000
     SXC Health Solutions * ........................          17,600          803,968
     Taser International * .........................         228,600          934,974
                                                                          -----------
                                                                           26,054,102
                                                                          -----------

THE ADVISORS' INNER CIRCLE FUND                                 RHJ MICRO CAP PORTFOLIO
                                                                       OCTOBER 31, 2009
---------------------------------------------------------------------------------------
  SCHEDULE OF INVESTMENTS
  COMMON STOCK - CONTINUED
                                                            SHARES           VALUE
                                                         -----------      -----------
  TELECOMMUNICATION SERVICES - 1.2%
     Neutral Tandem * ..............................          63,700    $   1,343,433
                                                                        -------------

     TOTAL COMMON STOCK
        (Cost $98,838,484) .........................                      105,875,985
                                                                        -------------

  SHORT-TERM INVESTMENT - 3.0%
     HighMark Diversified Money Market Fund,
        Fiduciary Class, 0.380% (A)
        (Cost $3,252,550) ..........................       3,252,550        3,252,550
                                                                        -------------

     TOTAL INVESTMENTS - 100.5%
        (Cost $102,091,034)    .....................                    $ 109,128,535
                                                                        =============

  PERCENTAGES ARE BASED ON NET ASSETS OF $108,612,886.
  *   NON-INCOME PRODUCING SECURITY.
  ** MORE NARROW INDUSTRIES ARE UTILIZED FOR COMPLIANCE PURPOSES, WHEREAS BROAD SECTORS ARE UTILIZED FOR REPORTING PURPOSES.
  (A) THE RATE REPORTED IS THE 7-DAY EFFECTIVE YIELD AS OF OCTOBER 31, 2009. CL - CLASS

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of
The Advisors' Inner Circle Fund and Shareholders of
Rice Hall James Micro Cap Portfolio:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of Rice Hall James Micro Cap Portfolio, (one of the funds constituting The Advisors' Inner Circle Fund, hereafter referred to as the "Fund") as of October 31, 2009, and for the year then ended and have issued our unqualified report thereon dated December 21, 2009 (which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR). Our audit included an audit of the Fund's schedule of investments (the "Statement") as of October 31, 2009 appearing in Item 6 of this Form N-CSR. This Statement is the responsibility of the Fund's management. Our responsibility is to express an opinion on this Statement based on our audit.

In our opinion, the Statement referred to above, when read in conjunction with the financial statements of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

PriceWaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 21, 2009

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to open-end management investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The trust, effective February 23, 2005, adopted procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                            The Advisors' Inner Circle Fund


By (Signature and Title)                /s/ Philip T. Masterson
                                        ----------------------------------------
                                        Philip T. Masterson, President

Date: January 4, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)                /s/ Philip T. Masterson
                                        ----------------------------------------
                                        Philip T. Masterson, President

Date: January 4, 2010


By (Signature and Title)                /s/ Michael Lawson
                                        ----------------------------------------
                                        Michael Lawson, Treasurer,
                                        Controller & CFO

Date: January 4, 2010